EXHIBIT 99.6
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                              MBS New Transaction

                            Computational Materials
                            -----------------------


                                $[603,929,000]
                                 (Approximate)

                                  CWALT, Inc.

                                   Depositor

                             MORTGAGE PASS-THROUGH
                                 CERTIFICATES,
                                SERIES 2005-J12






                       [OBJECT OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the collateral is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The sample pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the CWALT publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.


Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       2


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                                                             Date Prepared: September 26, 2005

                                                    [$603,929,000] (Approximate)
                                      CWALT Mortgage Pass-Through Certificates, Series 2005-J12

====================== =================== ================ ====================== ======================== =====================

                           Principal          WAL (Yrs)        Payment Window          Expected Ratings        Last Scheduled
      Class (1)          Balance ($)(2)    Call / Mat (3)   (Mos) Call / Mat(3)          S&P/Moody's            Distribution
      ---------          --------------    --------------   --------------------         -----------            ------------
      1-A-1(4)             57,129,000        1.00 / 1.00       1 - 24 / 1 - 24            [AAA]/Aaa               May 2026
      1-A-2(4)             36,311,000        3.00 / 3.00      24 - 56 / 24 - 56           [AAA]/Aaa            September 2032
      1-A-3(4)             7,467,000         5.00 / 5.00      56 - 81 / 56 - 83           [AAA]/Aaa              April 2034
      1-A-4(4)             14,298,000        6.56 / 9.40     81 - 81 / 83 - 204           [AAA]/Aaa              July 2035
      1-A-5(4)             13,795,000        5.88 / 6.50     37 - 81 / 37 - 202           [AAA]/Aaa               May 2035
      1-M-1(4)             3,030,000         4.95 / 5.54     37 - 81 / 37 - 130           [AA]/Aa2             December 2034
      1-M-2(4)             2,410,000         4.95 / 5.35     37 - 81 / 37 - 114            [A]/A2               August 2034
      1-M-3(4)              964,000          4.95 / 5.06      37 - 81 / 37 - 92           [A]/Baa2             November 2033
      1-B-1(4)             1,377,000         4.41 / 4.41      37 - 79 / 37 - 79          [BBB-]/Baa3           February 2033
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
         CF               Not Offered                                                    Not Offered
         PF               Not Offered                                                    Not Offered
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
      2-A-1(5)           [207,897,000]       2.30 / 2.48      1 - 81 / 1 - 172            [AAA]/Aaa              July 2035
      2-A-2(5)           [129,923,000]       1.00 / 1.00       1 - 27 / 1 - 27            [AAA]/Aaa             October 2029
      2-A-3(5)            [37,679,000]       3.00 / 3.00      27 - 50 / 27 - 50           [AAA]/Aaa            November 2032
      2-A-4(5)            [40,295,000]       5.85 / 6.79     50 - 81 / 50 - 172           [AAA]/Aaa              July 2035
      2-M-1(5)             23,322,000        4.53 / 4.85     39 - 81 / 39 - 127           [AA]/Aa2                May 2035
      2-M-2(5)             14,134,000        4.47 / 4.68     38 - 81 / 38 - 109            [A]/A2                March 2035
      2-B-1(5)             9,187,000         4.38 / 4.42      37 - 81 / 37 - 90          [BBB]/Baa2            November 2034
      2-B-2(5)             4,711,000         3.84 / 3.84      37 - 67 / 37 - 67          [BBB-]/Baa3           December 2033
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
         CV               Not Offered                                                    Not Offered
         PV               Not Offered                                                    Not Offered
====================== =================== ================ ====================== ======================== =====================
       Total:            [$603,929,000]


====================== =============================


      Class (1)              Certificate Type
      ---------              ----------------
      1-A-1(4)           Floating Rate Sequential
      1-A-2(4)            Fixed Rate Sequential
      1-A-3(4)            Fixed Rate Sequential
      1-A-4(4)            Fixed Rate Sequential
      1-A-5(4)              Fixed Rate Lockout
      1-M-1(4)             Fixed Rate Mezzanine
      1-M-2(4)             Fixed Rate Mezzanine
      1-M-3(4)             Fixed Rate Mezzanine
      1-B-1(4)            Fixed Rate Subordinate
---------------------- -----------------------------
---------------------- -----------------------------
         CF
         PF
---------------------- -----------------------------
---------------------- -----------------------------
      2-A-1(5)          Floating Rate Pass-Through
      2-A-2(5)           Floating Rate Sequential
      2-A-3(5)           Floating Rate Sequential
      2-A-4(5)           Floating Rate Sequential
      2-M-1(5)           Floating Rate Mezzanine
      2-M-2(5)           Floating Rate Mezzanine
      2-B-1(5)          Floating Rate Subordinate
      2-B-2(5)          Floating Rate Subordinate
---------------------- -----------------------------
         CV
         PV
====================== =============================
       Total:


(1) The margins on the Class 2-A Certificates double, the margins on the Adjustable Rate Subordinate Certificates are equal to 1.5x the related original margin after the first possible Clean-up Call date. The fixed rate coupon on each of the Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5 and the Fixed Rate Subordinate Certificates increase by 0.50% after the first possible Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" herein.
(4) The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates (collectively, the "Class 1-A Certificates") and the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates (collectively, the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificates related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively, the "Class 2-A Certificates" and, together with the Class 1-A Certificates, the "Senior Certificates") and the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates (collectively, the "Adjustable Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Adjustable Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate) related to the other loan group.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       3


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Trust:                              Alternative Loan Trust, Series 2005-J12.

Depositor:                          CWALT, Inc.

Seller:                             Countrywide Home Loans, Inc

Master Servicer:                    Countrywide Home Loans Servicing LP.

Underwriter:                        Countrywide Securities Corporation.

Trustee/Custodian:                  The Bank of New York.

Rating Agencies:                    Moody's and Standard & Poor's are expected to provide ratings on both the Senior Certificates and Subordinate Certificates.

Offered Certificates:               The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:           The "Non-Offered Certificates" consist of the Class CF, Class CV, Class PF, Class PV and Class
                                    A-R Certificates.

                                    The Offered Certificates and Non-Offered Certificates are collectively referred to herein as the
                                    "Certificates."

Adjustable Rate Certificates:       The "Adjustable Rate Certificates" consist of the Class 1-A-1, Class 2-A and Adjustable Rate
                                    Subordinate Certificates.

Fixed Rate Certificates:            The "Fixed Rate Certificates" consist of the Class 1-A Certificates (other than the Class 1-A-1
                                    Certificates) and the Fixed Rate Subordinate Certificates.

Federal Tax Status:                 It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                       The Offered Certificates will be available in book-entry form through DTC, Clearstream,
                                    Luxembourg and the Euroclear System.

Sample Pool
Calculation Date:                   The later of October 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:              September [26], 2005.

Expected Closing Date:              October [28], 2005.

Expected Settlement Date:           October [28], 2005.

Distribution Date:                  The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in November 2005.

Accrued Interest:                   The price to be paid by investors for the Adjustable Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                                    Certificates will include accrued interest from October 1, 2005 up to, but not including, the
                                    Settlement Date.





------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  4





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Interest Accrual Period:            The "Interest Accrual Period" for each Distribution Date with respect to the Adjustable Rate
                                    Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                                    Distribution Date (calculated on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 day basis).

ERISA Eligibility:                  The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                                    Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                  The Senior Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:               The terms of the transaction allow for a clean-up call by the Master Servicer (the "Clean-up
                                    Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                    Date.

Pricing Prepayment Speed:           The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                                    --------------------------------------------------------------------------------------------
                                    Fixed Rate Mortgage Loans
                                    --------------------------------------------------------------------------------------------
                                    100% PPC, which assumes 10% CPR in month 1, an additional 1/11th of 15% CPR for each month thereafter, building to 25% CPR in month 12 and remaining constant thereafter.
                                    --------------------------------------------------------------------------------------------

                                    --------------------------------------------------------------------------------------------
                                    Adjustable Rate Mortgage Loans
                                    --------------------------------------------------------------------------------------------
                                    100% PPC is 30% CPR.
                                    --------------------------------------------------------------------------------------------

Mortgage Loans:                     The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans as of the Sample Pool Calculation Date (the "Sample Pool"). It is
                                    expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                                    Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Sample Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                    As of the Sample Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $609,902,293.

Group 1 Mortgage Loans:             As of the Sample Pool Calculation Date, the aggregate principal balance of the Group 1 Mortgage
                                    Loans (or "Fixed Rate Mortgage Loans") was approximately $137,747,043. The Group 1 Mortgage
                                    Loans are fixed rate mortgage loans.

Group 2 Mortgage Loans:             As of the Sample Pool Calculation Date, the aggregate principal balance of the Group 2 Mortgage
                                    Loans (or "Adjustable Rate Mortgage Loans") was approximately $471,155,250. The Group 2 Mortgage
                                    Loans are adjustable rate mortgage loans that either (i) adjust semi-annually or (ii) have a fixed rate period of one, two, three or five years after origination and thereafter adjust monthly, semi-annually or annually based on the six-month LIBOR, one-year LIBOR or one-year CMT index.





------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  5





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Pass-Through Rate:                  The Pass-Through Rate for each class of Adjustable Rate Certificates will be equal to the least of (a) one-month LIBOR plus the margin for such class, (b) the related Net Rate Cap, and (c) the related Maximum Rate.

                                    The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of
                                    (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                      The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) the trustee fee rate, and (c)
                                    the premium for lender paid mortgage insurance (if any).

Maximum Rate:                       The "Maximum Rate" for the Class 2-A and Adjustable Rate Subordinate Certificates will be equal to [11.00]%.

                                    The "Maximum Rate" for the Class 1-A-1 Certificates will be equal to [11.00]%.


Net Rate Cap:                       The "Net Rate Cap" is generally, subject to certain exceptions described in the prospectus supplement, equal to:

                                    With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, the
                                    weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans, (in the case of the
                                    Class 1-A-1 Certificates adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

                                    With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, the
                                    weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net Rate Carryover:                 For any class of Offered Certificates on any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon at the Pass-Through Rate (without giving effect to the related Net Rate Cap, and in the case of the
                                    Adjustable Rate Certificates, up to the Maximum Rate) over (ii) the amount of interest accrued based on the related Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through
                                    Rate (without giving effect to the related Net Rate Cap, and in the case of the Adjustable Rate
                                    Certificates, up to the Maximum Rate). Net Rate Carryover will be paid to the extent available from Excess Cashflow for the related loan group as described under "Certificates Priority of
                                    Distributions" below and, as it relates to the Adjustable Rate Certificates only, from proceeds received on the related Corridor Contract.

Corridor Contracts:                 The Trust will include certain payments from two Corridor Contracts, one for the benefit of the
                                    Class 1-A-1 Certificates and the other one for the benefit of the Group 2 Certificates (the
                                    "Class 1-A-1 Corridor Contract" and the "Group 2 Corridor Contract", respectively, and, collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the aggregate certificate principal balance of the related class(es) of Certificates. After the
                                    Closing Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received by the Trust from (a) the Class 1-A-1 Corridor
                                    Contract will be available to pay the holders of the Class 1-A-1 Certificates any related Net
                                    Rate Carryover and (b) the Group 2 Corridor Contract will be available to pay the holders of the
                                    Group 2 Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  6





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                    Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                 The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                         1) Subordination
                                         2) Overcollateralization
                                         3) Excess Cashflow


                        ------------- ----------------------- ---------------------------------- ------------------------------
                                           S&P/Moody's           Pre-Stepdown Subordination         Target Subordination at
                           Class                                              (1)                        Stepdown (1)
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-A                 [AAA]/Aaa                       6.35%                           12.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-1                [AA]/Aa2                       4.15%                            8.30%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-2                 [A]/A2                        2.40%                            4.80%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-3                [A]/Baa2                       1.70%                            3.40%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-B-1              [BBB-]/Baa3                      0.70%                            1.40%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-A                 [AAA]/Aaa                      11.75%                           23.50%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-M-1                [AA]/Aa2                       6.80%                           13.60%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-M-2                 [A]/A2                        3.80%                            7.60%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-B-1               [BBB]/Baa2                      1.85%                            3.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-B-2              [BBB-]/Baa3                      0.85%                            1.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------


Subordination:                      The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class 1-A Certificates. Among the Fixed Rate Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The Adjustable Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class 2-A Certificates. Among the Adjustable Rate
                                    Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Fixed Rate
Overcollateralization
Target:                             For any Distribution prior to the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                                    Target will be equal to 0.70% of the aggregate principal balance of the Fixed Rate Mortgage
                                    Loans as of the Cut-off Date (the "Fixed Rate Initial Overcollateralization Target"). The Fixed
                                    Rate Initial Overcollateralization Target will be met on the Closing Date.

                                    On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 1.40% of the aggregate principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate Overcollateralization Floor")
                                    equal to 0.50%of the aggregate principal balance Fixed Rate Mortgage Loans as of the Cut-off
                                    Date; provided, however, that if a Fixed Rate Trigger Event is in effect on the related
                                    Distribution Date, the Fixed Rate Overcollateralization Target Amount will be equal to the Fixed
                                    Rate Overcollateralization Target Amount on the immediately preceding Distribution Date.







------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  7





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Adjustable Rate
Overcollateralization
Target:                             For any Distribution prior to the Adjustable Rate Stepdown Date, the Adjustable Rate
                                    Overcollateralization Target will be equal to 0.85% of the aggregate principal balance of the
                                    Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Adjustable Rate Initial
                                    Overcollateralization Target"). The Adjustable Rate Initial Overcollateralization Target will be met on the Closing Date.

                                    On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target
                                    will be equal to 1.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate
                                    Overcollateralization Floor") equal to 0.50% of the aggregate principal balance Adjustable Rate
                                    Mortgage Loans as of the Cut-off Date; provided, however, that if an Adjustable Rate Trigger
                                    Event is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization
                                    Target Amount will be equal to the Adjustable Rate Overcollateralization Target Amount on the
                                    immediately preceding Distribution Date.

Fixed Rate
Excess Cashflow:                    "Fixed Rate Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                    "Fixed Rate Certificates Priority of Distributions." Adjustable Rate Excess Cashflow:
                                    "Adjustable Rate Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                    "Adjustable Rate Certificates Priority of Distributions."

Fixed Rate Trigger Event:           A "Fixed Rate Trigger Event" will be in effect on a Distribution Date on or after the Fixed Rate
                                    Stepdown Date if either (or both) a Fixed Rate Delinquency Trigger Event or a Fixed Rate
                                    Cumulative Loss Trigger Event is in effect on such Distribution Date.

Adjustable Rate
Trigger Event:                      An "Adjustable Rate Trigger Event" will be in effect on a Distribution Date on or after the
                                    Adjustable Rate Stepdown Date if either (or both) an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event is in effect on such Distribution Date.

Fixed Rate
Delinquency Trigger Event:          With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, a "Fixed
                                    Rate Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed
                                    Rate Mortgage Loans equals or exceeds [TBD]% times the Fixed Rate Senior Enhancement Percentage.
                                    As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                                    Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                                    Distribution Date, over (ii) (i) before the aggregate certificate principal balance of the Class
                                    1-A Certificates has been reduced to zero, the aggregate certificate principal balance of the
                                    Class 1-A Certificates, or (ii) after such time, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate
Delinquency Trigger Event:          With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, a
                                    "Adjustable Rate Delinquency Trigger Event" will occur if the three month rolling average 60+
                                    day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                                    Adjustable Rate Mortgage Loans equals or exceeds [TBD]% times the Adjustable Rate Senior
                                    Enhancement Percentage. As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  8





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                    any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage
                                    Loans for the preceding Distribution Date, over (ii) (i) before the aggregate certificate principal balance of the Class 2-A Certificates has been reduced to zero, the aggregate certificate principal balance of the Class 2-A Certificates, or (ii) after such time, the certificate principal balance of the most senior class of Adjustable Rate Subordinate
                                    Certificates outstanding, as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


Fixed Rate Cumulative
Loss Trigger Event:                 With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, a "Fixed
                                    Rate Cumulative Loss Trigger Event" will be in effect if the aggregate amount of Realized Losses on the Fixed Rate Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the
                                    Cut-off Date Principal Balance of the Fixed Rate Mortgage Loans delivered on the Closing Date, as set forth below:

                                       Period (month)       Percentage
                                       --------------       ----------
                                       37 - 48              [TBD]% with respect to November 2008, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2009
                                       49 - 60              [TBD]% with respect to November 2009, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2010
                                       61 - 72              [TBD]% with respect to November 2010, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2011
                                       73 +                 [TBD]%

Adjustable Rate
Cumulative Loss
Trigger Event:                      With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, an
                                    "Adjustable Rate Cumulative Loss Trigger Event" will be in effect if the aggregate amount of
                                    Realized Losses on the Adjustable Rate Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the Cut-off Date Principal Balance of the Adjustable Rate Mortgage
                                    Loans delivered on the Closing Date, as set forth below:

                                       Period (month)       Percentage
                                       --------------       ----------
                                       37 - 48              [TBD]% with respect to November 2008, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2009
                                       49 - 60              [TBD]% with respect to November 2009, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2010
                                       61 - 72              [TBD]% with respect to November 2010, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2011
                                       73 +                 [TBD]%

Fixed Rate Stepdown Date:           The earlier to occur of:
                                       (i)   the Distribution Date on which the aggregate certificate principal balance of the Class
                                                1-A Certificates is reduced to zero; and
                                       (ii)  the later to occur of:
                                                a)   the Distribution Date in November 2008.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  9





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                                b)   the first Distribution Date on which the aggregate certificate principal balance of the Class 1-A Certificates is less than or equal to [87.30]% of the aggregate stated principal balance of the Fixed Rate Mortgage Loans for such
                                                     Distribution Date.

Adjustable Rate
Stepdown Date:                      The earlier to occur of:
                                       (i)   the Distribution Date on which the aggregate certificate principal balance of the Class
                                                2-A Certificates is reduced to zero; and
                                       (ii)  the later to occur of:
                                                a)   the Distribution Date in November 2008.
                                                b)   the first Distribution Date on which the aggregate certificate principal balance of the Class 2-A Certificates is less than or equal to [76.50]% of the aggregate stated principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                                    Fixed Rate Mortgage Loans, first to the Class 1-B-1 Certificates, then to the Class 1-M-3
                                    Certificates, then to the Class 1-M-2 Certificates and last to the Class 1-M-1 Certificates and
                                    (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class 2-B-2 Certificates, then to the Class 2-B-1 Certificates, then to the Class 2-M-2 Certificates and last to the Class
                                    2-M-1 Certificates.

Fixed Rate Certificates
Priority of Distributions:          Available funds from the Fixed Rate Mortgage Loans will be distributed in the following order of priority:

                                    1)    Interest funds, sequentially, as follows: (a) from interest collections related to the
                                          Fixed Rate Mortgage Loans to each class of Class 1-A Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Fixed Rate
                                          Mortgage Loans, current interest, sequentially, to the Class 1-M-1, Class 1-M-2, Class
                                          1-M-3 and Class 1-B-1 Certificates;
                                    2)    Principal funds, sequentially, as follows: (a) to the Class 1-A Certificates (as described under "Fixed Rate Principal Paydown" and "Class 1-A Principal Distributions"), then (b)
                                          sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates,
                                          each as described under "Fixed Rate Principal Paydown" below;
                                    3)    Any Fixed Rate Excess Cashflow, to the Class 1-A Certificates and the Fixed Rate
                                          Subordinate Certificates to restore Fixed Rate O/C as described under "Fixed Rate
                                          Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                                    4)    Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates;
                                    5)    Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class
                                          1-A Certificates (after, in the case of the Class 1-A-1 Certificates, application of amounts received on the Class 1-A-1 Corridor Contract) and the Fixed Rate Subordinate
                                          Certificates (as described below);
                                    6)    To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                          Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);
                                    7)    To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates (after application of the Fixed Rate Excess Cashflow);
                                    8)    To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                          Servicing Agreement.


                                    Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates on a pro
                                    rata basis, first based


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 10





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                    Carryover.

                                    As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                                    Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:          Available funds from the Adjustable Rate Mortgage Loans will be distributed in the following order of priority:

                                    1)    Interest funds, sequentially, as follows: (a) from interest collections related to the
                                          Adjustable Rate Mortgage Loans to each class of Class 2-A Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Adjustable
                                          Rate Mortgage Loans, current interest, sequentially, to the Class 2-M-1, Class 2-M-2,
                                          Class 2-B-1 and Class 2-B-2 Certificates;
                                    2)    Principal funds, sequentially, as follows: (a) to the Class 2-A Certificates (as described under "Adjustable Rate Principal Paydown" and "Class 2-A Principal Distributions"), then
                                          (b) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2
                                          Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                                    3)    Any Adjustable Rate Excess Cashflow, to the Class 2-A Certificates and the Adjustable Rate
                                          Subordinate Certificates to restore Adjustable Rate O/C as described under "Adjustable
                                          Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                                    4)    Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 2-M-1, Class 2-M-2, Class
                                          2-B-1 and Class 2-B-2 Certificates;
                                    5)    Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover related to the
                                          Class 2-A Certificates and Adjustable Rate Subordinate Certificates remaining unpaid after application of amounts received on the related Corridor Contract (as described below);
                                    6)    To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                          and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate
                                          Excess Cashflow);
                                    7)    To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates (after application of the Adjustable Rate Excess Cashflow);
                                    8)    To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                          Servicing Agreement.


                                    Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates on a
                                    pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                    As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                  Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                                    Distribution Date, 100% of the available principal funds from the Fixed Rate Loan Group will be paid to the Class 1-A Certificates (as described under "Class 1-A Principal Distributions"), provided, however, that if the Class 1-A Certificates have been retired, such amounts will be applied sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 11





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                                    Event is not in effect on such Distribution Date, each of the Class 1-A Certificates and the
                                    Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class 1-A
                                    Certificates, such that the Class 1-A Certificates in the aggregate will have 12.70%
                                    subordination, (ii) second, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-1 Certificates such that the Class 1-M-1 Certificates will have
                                    8.30% subordination, (iii) third, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-2 Certificates such that the Class 1-M-2 Certificates will have
                                    4.80% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-3 Certificates such that the Class 1-M-3 Certificates will have
                                    3.40% subordination and (v) fifth, from remaining principal collections related to the Fixed
                                    Rate Mortgage Loans, to the Class 1-B-1 Certificates such that the Class 1-B-1 Certificates will have 1.40% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:                  Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Adjustable Rate Loan
                                    Group will be paid to the Class 2-A Certificates (as described under "Class 2-A Principal
                                    Distributions"), provided, however, that if the Class 2-A Certificates have been retired, such amounts will be applied sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class
                                    2-B-2 Certificates.

                                    On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                                    Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-A
                                    Certificates and the Adjustable Rate Subordinate Certificates will be entitled to receive payments of principal related to the Adjustable Rate Mortgage Loans in the following order of priority: (i) first, to the Class 2-A Certificates, such that the Class 2-A Certificates in the aggregate will have 23.50% subordination, (ii) second, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-M-1 Certificates such that the
                                    Class 2-M-1 Certificates will have 13.60% subordination, (iii) third, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-M-2 Certificates such that the Class 2-M-2 Certificates will have 7.60% subordination, (iv) fourth, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-B-1
                                    Certificates such that the Class 2-B-1 Certificates will have 3.70% subordination and (v) fifth, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class
                                    2-B-2 Certificates such that the Class 2-B-2 Certificates will have 1.70% subordination; each subject to the Adjustable Rate O/C Floor.

Class 1-A Principal
Distributions:                      Principal will be distributed to the Class 1-A Certificates in the following order of priority:

                                    1.    To the Class 1-A-5 Certificates, the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                             Month                Lockout Percentage
                                                             -----                ------------------
                                                            1 - 36                        0%
                                                            37 - 60                       45%
                                                            61 - 72                       80%
                                                            73 - 84                      100%
                                                         85 and after                    300%

                                    2.    Sequentially, to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5
                                          Certificates, in that order, in each case until their respective certificate principal balances are reduced to zero.

                                    Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class 1-A Certificates is greater than the aggregate stated
                                    principal


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 12





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    balance of the Fixed Rate Mortgage Loans, any principal amounts to be distributed to the Class
                                    1-A Certificates will be distributed to the Class 1-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.

Class 2-A Principal
Distributions:                      Principal distributed to the Class 2-A Certificates will be distributed pro rata (based on (x)
                                    the certificate principal balance of the Class 2-A-1 Certificates and (y) the aggregate certificate principal balance of the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates) to:

                                    (a)   the Class 2-A-1 Certificates, until the certificate principal balance thereof is reduced to zero, and
                                    (b)   sequentially, to the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                                    Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class 2-A Certificates is greater than the aggregate stated
                                    principal balance of the Adjustable Rate Mortgage Loans, any principal amounts to be distributed to the Class 2-A Certificates will be distributed to the Class 2-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.






------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 13





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class 1-A-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  16
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      16             16            16            16             16
               ======================================================================================================
                WAL (yr)                         12.70          1.22          1.00          0.85           0.69
                MDUR (yr)                        9.48           1.18          0.97          0.83           0.68
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May26         Apr08          Oct07         Jun07         Feb07
               ------------------------------------------------------------------------------------------------------


               Class 1-A-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  16
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      16             16            16            16             16
               ======================================================================================================
                WAL (yr)                         12.70          1.22          1.00          0.85           0.69
                MDUR (yr)                        9.48           1.18          0.97          0.83           0.68
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May26         Apr08          Oct07         Jun07         Feb07
               ------------------------------------------------------------------------------------------------------


               Class 1-A-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.049
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.204         5.129          5.103         5.075         5.034
               ======================================================================================================
                WAL (yr)                         23.83          3.85          3.00          2.42           1.89
                MDUR (yr)                        13.38          3.39          2.70          2.22           1.76
                First Prin Pay                   May26         Apr08          Oct07         Jun07         Feb07
                Last Prin Pay                    Jul32         Sep11          Apr10         May09         May08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.049
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.204         5.129          5.103         5.075         5.034
               ======================================================================================================
                WAL (yr)                         23.83          3.85          3.00          2.42           1.89
                MDUR (yr)                        13.38          3.39          2.70          2.22           1.76
                First Prin Pay                   May26         Apr08          Oct07         Jun07         Feb07
                Last Prin Pay                    Jul32         Sep11          Apr10         May09         May08
               ------------------------------------------------------------------------------------------------------


(1) See definit of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)
               Class 1-A-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.369
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.530         5.491          5.471         5.451         5.410
               ======================================================================================================
                WAL (yr)                         27.28          6.88          5.00          3.96           2.76
                MDUR (yr)                        13.82          5.58          4.26          3.48           2.49
                First Prin Pay                   Jul32         Sep11          Apr10         May09         May08
                Last Prin Pay                    Aug33         Apr14          Jun11         Mar10         Oct08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.369
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.530         5.491          5.471         5.451         5.410
               ======================================================================================================
                WAL (yr)                         27.28          6.88          5.00          3.96           2.76
                MDUR (yr)                        13.82          5.58          4.26          3.48           2.49
                First Prin Pay                   Jul32         Sep11          Apr10         May09         May08
                Last Prin Pay                    Aug33         Apr14          Jun11         Mar10         Oct08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-4 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.605
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.772         5.869          5.860         5.832         5.742
               ======================================================================================================
                WAL (yr)                         28.81         12.44          9.40          7.00           4.34
                MDUR (yr)                        13.78          8.56          6.95          5.50           3.71
                First Prin Pay                   Aug33         Apr14          Jun11         Mar10         Oct08
                Last Prin Pay                    Jul35         Jul26          Oct22         Jan20         Nov16
               ------------------------------------------------------------------------------------------------------


               Class 1-A-4 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.605
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.769         5.739          5.725         5.709         5.683
               ======================================================================================================
                WAL (yr)                         28.44          8.57          6.56          5.18           3.84
                MDUR (yr)                        13.71          6.61          5.33          4.36           3.36
                First Prin Pay                   Aug33         Apr14          Jun11         Mar10         Oct08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 15





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)
               Class 1-A-5 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.161
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.286         5.259          5.252         5.242         5.226
               ======================================================================================================
                WAL (yr)                         14.31          6.64          5.88          5.04           4.09
                MDUR (yr)                        9.53           5.43          4.91          4.32           3.59
                First Prin Pay                   Nov08         Nov08          Nov08         Jan09         Feb09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 1-A-5 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.161
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.286         5.272          5.296         5.338         5.396
               ======================================================================================================
                WAL (yr)                         14.31          6.86          6.50          6.27           6.04
                MDUR (yr)                        9.53           5.56          5.32          5.16           5.00
                First Prin Pay                   Nov08         Nov08          Nov08         Jan09         Feb09
                Last Prin Pay                    May35         May26          Aug22         Nov19         Sep16
               ------------------------------------------------------------------------------------------------------


               Class I-M-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.418
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.629         5.584          5.568         5.555         5.541
               ======================================================================================================
                WAL (yr)                         25.32          6.20          4.95          4.19           3.61
                MDUR (yr)                        13.19          5.04          4.18          3.62           3.18
                First Prin Pay                   Apr26         Dec08          Nov08         Dec08         Jan09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.418
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.630         5.625          5.617         5.609         5.596
               ======================================================================================================
                WAL (yr)                         25.37          6.90          5.54          4.71           4.02
                MDUR (yr)                        13.20          5.43          4.55          3.98           3.49
                First Prin Pay                   Apr26         Dec08          Nov08         Dec08         Jan09
                Last Prin Pay                    Dec34         Apr19          Aug16         Sep14         Sep12
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 16





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class I-M-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.717
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.933         5.885          5.869         5.854         5.838
               ======================================================================================================
                WAL (yr)                         25.30          6.20          4.95          4.17           3.55
                MDUR (yr)                        12.80          4.98          4.14          3.58           3.12
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Dec08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.717
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.933         5.914          5.903         5.894         5.879
               ======================================================================================================
                WAL (yr)                         25.31          6.66          5.35          4.54           3.85
                MDUR (yr)                        12.80          5.25          4.39          3.83           3.33
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Dec08
                Last Prin Pay                    Aug34         Aug17          Apr15         Jul13         Oct11
               ------------------------------------------------------------------------------------------------------


               Class I-M-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.065
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-07                   6.360         6.403          6.417         6.431         6.446
               ======================================================================================================
                WAL (yr)                         25.15          6.19          4.95          4.16           3.52
                MDUR (yr)                        12.28          4.90          4.09          3.53           3.07
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Nov33         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.065
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-07                   6.360         6.409          6.424         6.440         6.456
               ======================================================================================================
                WAL (yr)                         25.15          6.30          5.06          4.29           3.63
                MDUR (yr)                        12.28          4.97          4.15          3.62           3.15
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Nov33         Jun15          Jun13         Feb12         Sep10
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 17





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class 1-B-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.385
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-31                   6.551         6.926          7.046         7.152         7.261
               ======================================================================================================
                WAL (yr)                         24.49          5.49          4.41          3.76           3.26
                MDUR (yr)                        12.01          4.44          3.69          3.22           2.84
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Feb33         Jan14          May12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 1-B-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.385
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-31                   6.551         6.926          7.046         7.152         7.261
               ======================================================================================================
                WAL (yr)                         24.49          5.49          4.41          3.76           3.26
                MDUR (yr)                        12.01          4.44          3.69          3.22           2.84
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Feb33         Jan14          May12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)


               Class 2-A-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  25
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      25             25            25            25             25
               ======================================================================================================
                WAL (yr)                         20.31          2.99          2.30          1.80           1.27
                MDUR (yr)                        13.23          2.69          2.11          1.68           1.21
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-A-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  25
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      25             26            26            27             27
               ======================================================================================================
                WAL (yr)                         20.36          3.23          2.48          1.95           1.37
                MDUR (yr)                        13.25          2.84          2.24          1.80           1.29
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Jul35         Nov23          Feb20         Jun17         Jul14
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 18





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-A-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  12
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      12             12            12            12             12
               ======================================================================================================
                WAL (yr)                         16.34          1.29          1.00          0.81           0.61
                MDUR (yr)                        11.60          1.24          0.97          0.79           0.60
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Oct29         Sep08          Jan08         Aug07         Mar07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  12
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      12             12            12            12             12
               ======================================================================================================
                WAL (yr)                         16.34          1.29          1.00          0.81           0.61
                MDUR (yr)                        11.60          1.24          0.97          0.79           0.60
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Oct29         Sep08          Jan08         Aug07         Mar07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  26
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      26             26            26            26             26
               ======================================================================================================
                WAL (yr)                         25.57          4.08          3.00          2.27           1.71
                MDUR (yr)                        15.71          3.73          2.81          2.16           1.64
                First Prin Pay                   Oct29         Sep08          Jan08         Aug07         Mar07
                Last Prin Pay                    Nov32         Mar11          Dec09         Aug08         Nov07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  26
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      26             26            26            26             26
               ======================================================================================================
                WAL (yr)                         25.57          4.08          3.00          2.27           1.71
                MDUR (yr)                        15.71          3.73          2.81          2.16           1.64
                First Prin Pay                   Oct29         Sep08          Jan08         Aug07         Mar07
                Last Prin Pay                    Nov32         Mar11          Dec09         Aug08         Nov07
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 19





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-A-4 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  35
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      35             35            35            35             35
               ======================================================================================================
                WAL (yr)                         28.18          7.48          5.85          4.58           2.97
                MDUR (yr)                        16.38          6.36          5.14          4.13           2.77
                First Prin Pay                   Nov32         Mar11          Dec09         Aug08         Nov07
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-A-4 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  35
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      35             39            39            39             40
               ======================================================================================================
                WAL (yr)                         28.47          8.69          6.79          5.35           3.49
                MDUR (yr)                        16.47          7.13          5.79          4.70           3.18
                First Prin Pay                   Nov32         Mar11          Dec09         Aug08         Nov07
                Last Prin Pay                    Jul35         Nov23          Feb20         Jun17         Jul14
               ------------------------------------------------------------------------------------------------------


               Class 2-M-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  60
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      60             60            60            60             60
               ======================================================================================================
                WAL (yr)                         26.44          5.49          4.53          4.08           4.03
                MDUR (yr)                        15.37          4.76          4.04          3.69           3.67
                First Prin Pay                   Jul28         Dec08          Jan09         Mar09         Jun09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-M-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  60
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      60             62            62            62             62
               ======================================================================================================
                WAL (yr)                         26.56          5.91          4.85          4.34           4.30
                MDUR (yr)                        15.40          5.03          4.27          3.89           3.88
                First Prin Pay                   Jul28         Dec08          Jan09         Mar09         Jun09
                Last Prin Pay                    May35         Mar19          May16         Apr14         Mar12
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 20





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-M-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  80
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      80             80            80            80             80
               ======================================================================================================
                WAL (yr)                         26.44          5.47          4.47          3.92           3.63
                MDUR (yr)                        15.03          4.72          3.97          3.55           3.32
                First Prin Pay                   Jul28         Nov08          Dec08         Jan09         Feb09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-M-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  80
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      80             81            81            81             81
               ======================================================================================================
                WAL (yr)                         26.54          5.76          4.68          4.10           3.75
                MDUR (yr)                        15.06          4.90          4.12          3.68           3.41
                First Prin Pay                   Jul28         Nov08          Dec08         Jan09         Feb09
                Last Prin Pay                    Mar35         May17          Nov14         Feb13         Apr11
               ------------------------------------------------------------------------------------------------------


               Class 2-B-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  150
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      150           150            150           150           150
               ======================================================================================================
                WAL (yr)                         26.43          5.41          4.38          3.81           3.41
                MDUR (yr)                        13.92          4.57          3.83          3.39           3.08
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Dec08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-B-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  150
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      150           150            150           150           150
               ======================================================================================================
                WAL (yr)                         26.47          5.45          4.42          3.84           3.42
                MDUR (yr)                        13.93          4.60          3.85          3.41           3.09
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Dec08
                Last Prin Pay                    Nov34         Jun15          Apr13         Nov11         May10
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 21





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-B-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  200
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      200           200            200           200           200
               ======================================================================================================
                WAL (yr)                         26.07          4.74          3.84          3.35           3.13
                MDUR (yr)                        13.13          4.05          3.38          3.00           2.82
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Nov08
                Last Prin Pay                    Dec33         Dec12          May11         Apr10         Feb09
               ------------------------------------------------------------------------------------------------------


               Class 2-B-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  200
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      200           200            200           200           200
               ======================================================================================================
                WAL (yr)                         26.07          4.74          3.84          3.35           3.13
                MDUR (yr)                        13.13          4.05          3.38          3.00           2.82
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Nov08
                Last Prin Pay                    Dec33         Dec12          May11         Apr10         Feb09
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 22





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              CONTACTS
-------------------------------------------------------------------------------------------------------
Countrywide Securities Corporation

Mortgage Trading
----------------

Gary Johnson                                            Tel: (818) 225-3188
                                                        gary_johnson@countrywide.com
Peter Harrison                                          Tel: (818) 225-4544
                                                        peter_harrison@countrywide.com
Mike Julius                                             Tel: (818) 225-3333
                                                        michael_julius@countrywide.com
Lester Kozma                                            Tel: (818) 225-0542
                                                        lester_kozma@countrywide.com
Jeff Traister                                           Tel: (818) 225-4712
                                                        jeffrey_traister@countrywide.com
Kevin Leibowitz                                         Tel: (818) 225-4721
                                                        kevin_leibowitz@countrywide.com
Arielle Jacobs                                          Tel: (818) 225-3810
                                                        arielle_jacobs@countrywide.com
Luke Scolastico                                         Tel: (818) 225-4616
                                                        luke_scolastico@countrywide.com

Banking Group
-------------

Ted Bouloukos                                           Tel:  (818) 225-4645
                                                        ted_bouloukos@countrywide.com
Josh Smith                                              Tel:  (818) 225-3292
                                                        joshua_n_smith@countrywide.com
Bentley Hodges                                          Tel: (818) 225-3433
                                                        bentley _hodges@countrywide.com
------------------------------------------------------- -----------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 23


   [OBJECT OMITTED] Countrywide(R)                                                                      Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                      Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Class 1-A-1 Certificates Corridor Contract Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------------------
           Notional Schedule   Cap Strike       Cap Ceiling                   Notional Schedule    Cap Strike      Cap Ceiling
Period           ($)               (%)              (%)           Period             ($)              (%)              (%)
-----------------------------------------------------------------------------------------------------------------------------------
 1                57,129,000     0.0000            0.0000          11               32,352,625      6.3650          10.8100
 2                55,144,395     6.3700           10.8100          12               29,576,402      6.3650          10.8100
 3                53,033,497     6.3690           10.8100          13               26,867,765      6.3650          10.8100
 4                50,801,747     6.3680           10.8100
 5                48,453,281     6.3670           10.8100
 6                45,992,729     6.3670           10.8100
 7                43,426,201     6.3660           10.8100
 8                40,759,718     6.3660           10.8100
 9                37,999,823     6.3650           10.8100
 10               35,173,812     6.3650           10.8100

-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 24





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                            Class 1-A-1 Available Funds Rate Schedule (1)
                                            ---------------------------------------------

                            ----------------------------------------------------------------------------
                                                Available Bond                      Available Bond
                                Period            Coupon (%)                          Coupon (%)
                            ----------------------------------------------------------------------------
                                                      (2)                                (3)
                                   1                  3.99                              3.99
                                   2                  4.02                              11.00
                                   3                  4.11                              11.00
                                   4                  4.16                              11.00
                                   5                  4.26                              11.00
                                   6                  4.35                              11.00
                                   7                  4.42                              11.00
                                   8                  4.45                              11.00
                                   9                  4.47                              11.00
                                  10                  4.49                              11.00
                                  11                  4.50                              11.00
                                  12                  4.50                              11.00
                                  13                  4.51                              11.00
                                  14                  4.52                              11.00
                                  15                  4.52                              11.00
                                  16                  4.53                              11.00
                                  17                  4.53                              11.00
                                  18                  4.53                              11.00
                                  19                  4.54                              11.00
                                  20                  4.54                              11.00
                                  21                  4.55                              11.00
                                  22                  4.55                              11.00
                                  23                  4.56                              11.00
                                  24                  4.56                              11.00


                            ----------------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Based on the 1-Month LIBOR forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds if any from the Corridor Contracts.
(3) Assumes that 1-Month increase by 1000 basis points at the beginning of the 2nd period, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                 32





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                       Group 2 Certificates Available Funds Rate Schedule (1)
                                       ------------------------------------------------------

-------------------------------------------------------------      ------------------------------------------------------------
  Period             Available Funds          Available Funds        Period           Available Funds       Available Funds
                        Rate (%)                 Rate (%)                                Rate (%)               Rate (%)
------------     -------------------     --------------------      -----------    --------------------    ---------------------
                        (2)                      (3)                                      (2)                     (3)
     1                  6.21                    6.21                   49                8.61                    11.58
     2                  5.80                    8.50                   50                8.91                    11.99
     3                  5.62                    8.50                   51                8.63                    11.63
     4                  5.62                    8.50                   52                8.66                    11.69
     5                  6.27                    8.50                   53                9.61                    13.00
     6                  5.67                    8.50                   54                8.68                    11.75
     7                  5.87                    8.50                   55                8.98                    12.15
     8                  5.69                    8.50                   56                8.70                    11.77
     9                  5.90                    8.50                   57                9.00                    12.18
    10                  5.71                    8.50                   58                8.74                    11.83
    11                  5.75                    8.50                   59                8.79                    11.88
    12                  5.95                    8.50                   60                9.10                    12.30
    13                  5.76                    8.50                   61                8.81                    11.91
    14                  5.95                    8.50                   62                9.12                    12.32
    15                  5.77                    8.50                   63                8.84                    11.94
    16                  5.77                    8.50                   64                8.88                    11.96
    17                  6.40                    8.50                   65                9.86                    13.26
    18                  5.79                    8.50                   66                8.92                    11.99
    19                  5.99                    8.50                   67                9.23                    12.40
    20                  5.81                    8.50                   68                8.94                    12.02
    21                  6.01                    8.50                   69                9.25                    12.43
    22                  6.70                    8.50                   70                8.97                    12.05
    23                  7.79                    8.50                   71                9.00                    12.07
    24                  8.07                    8.54                   72                9.32                    12.50
    25                  7.82                    9.50                   73                9.03                    12.11
    26                  8.09                    9.50                   74                9.35                    12.53
    27                  7.84                    9.50                   75                9.06                    12.14
    28                  7.99                    9.50                   76                9.10                    12.17
    29                  8.69                    9.75                   77                9.76                    13.03
    30                  8.14                    9.50                   78                9.14                    12.22
    31                  8.42                    9.50                   79                9.47                    12.64
    32                  8.21                    9.50                   80                9.18                    12.26
    33                  8.53                    9.63                   81                9.50                    12.69
    34                  8.43                    9.84
    35                  8.50                    10.32
    36                  8.80                    10.69
    37                  8.52                    10.35
    38                  8.75                    10.63
    39                  8.49                    10.32
    40                  8.54                    10.73
    41                  9.47                    12.35
    42                  8.56                    11.17
    43                  8.85                    11.55
    44                  8.57                    11.20
    45                  8.86                    11.60
    46                  8.58                    11.32
    47                  8.60                    11.56
    48                  8.89                    11.96
-------------------------------------------------------------      ------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR and One-Year CMT forward curves and assumes that all are run at the
Pricing Prepayment Speed to call and includes all projected cash proceeds if any from the Corridor Contracts.
(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR and One-Year CMT increase by 1000 basis points at the beginning of the 2nd period, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the related
Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                        Range
                                                                                                        -----
(As of Calculation Date)


Total Number of Loans                                              2,772
Total Outstanding Balance                                   $608,902,294
Average Loan Balance                                            $219,662                        $25,547  to $3,000,000
WA Mortgage Rate                                                  6.271%                         3.000%  to 9.750%
WA Mortgage Rate Net LPMI                                         6.267%                         2.310%  to 9.750%
Net WAC                                                           5.928%                         1.926%  to 9.541%
ARM Characteristics
           WA Gross Margin                                        4.559%                         1.580%  to 7.320%
           WA Months to First Roll                                    22                              1  to 79
           WA First Periodic Cap                                  2.861%                         0.000%  to 6.000%
           WA Subsequent Periodic Cap                             1.030%                         0.000%  to 2.000%
           WA Lifetime Cap                                       12.380%                         8.375%  to 14.875%
           WA Lifetime Floor                                      5.176%                         1.875%  to 8.240%
WA Original Term (months)                                            358                            120  to 360
WA Remaining Term (months)                                           352                             23  to 360
WA Age (months)                                                        6                              1  to 126
WA LTV                                                            77.87%                         17.00%  to 102.40%
WA FICO                                                              691
WA DTI%                                                           40.99%
Secured by (% of pool)                    1st Liens              100.00%
                                          2nd Liens                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  71.50%
Prepay Moves Exempted                     Soft                    21.69%
                                          Hard                    49.80%
                                          No Prepay               28.50%
                                          Unknown                 -0.00%
Percent of IO                                                     61.05%




-------------------- ------------------- ---------------------- --------------------- -------------------- ----------------------
    Top 5 States:         Top 5 Prop:            Doc Types:         Purpose Codes         Occ Codes           Orig PP Term
    -------------         -----------            ----------         -------------         ---------           ------------
CA           28.56%  SFR          71.10%  REDUCE         93.52%  PUR          63.28%  OO           93.01%  0              28.50%
FL            7.04%  PUD          16.43%  FULL/AL        31.80%  RCO          25.78%  INV           5.41%  6               0.23%
IL            6.06%  CND           7.09%  NO RATI         5.68%  RNC          10.95%  2H            1.57%  12              7.16%
VA            5.33%  2-4U          4.57%  FULL-DU         4.43%                                            24             41.26%
MD            4.64%  CNDP          0.46%  NINA            2.88%                                            36             20.63%
                                          SISA            2.33%                                            42              0.02%
                                          PREFER          1.40%                                            48              0.06%
                                          STREAM          0.44%                                            60              2.13%
                                                                                                           69              0.02%

-------------------- ------------------- ---------------------- --------------------- -------------------- ----------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
10Yr Fixed                             $69,579         1        0.01         $69,579      6.250         119      663      30.2
15Yr Fixed                          $3,522,960        25        0.58        $140,918      6.567         176      677      71.8
20Yr Fixed                          $1,988,692         9        0.33        $220,966      6.832         208      714      63.3
25Yr Fixed                            $388,272         2        0.06        $194,136      6.988         298      675      56.4
30Yr Fixed                        $105,848,441       522       17.38        $202,775      6.804         350      688      74.0
30Yr Fixed - IO                    $22,958,789        94        3.77        $244,242      6.708         358      702      71.2
30/15 Fixed Balloon                 $2,970,312        17        0.49        $174,724      6.299         179      686      75.6
30Y CMT1Y                           $4,427,478        27        0.73        $163,981      4.652         349      687      87.1
3/1 CMT1Y                           $1,109,012         7        0.18        $158,430      4.906         351      624      99.4
5/1 CMT1Y                           $3,097,771         8        0.51        $387,221      6.656         312      730      73.4
30Y LIB1M                             $523,268         1        0.09        $523,268      5.500         357      635      70.0
30Y LIB1M - IO                        $538,000         1        0.09        $538,000      5.250         357      707      69.9
30Y LIB6M                           $4,390,247        21        0.72        $209,059      4.965         354      687      79.8
30Y LIB6M - IO                     $23,356,644        57        3.84        $409,766      5.086         335      716      70.3
2/28 LIB6M                         $77,629,751       470       12.75        $165,170      6.224         358      685      79.2
2/28 LIB6M - IO                   $279,530,222     1,165       45.91        $239,940      6.284         357      690      79.8
3/27 LIB6M                         $21,201,513       124        3.48        $170,980      6.024         354      684      80.1
3/27 LIB6M - IO                    $34,879,982       156        5.73        $223,590      6.023         356      695      80.6
5/25 LIB6M                          $1,569,467         9        0.26        $174,385      6.243         351      681      78.7
5/25 LIB6M - IO                     $5,496,005        17        0.90        $323,294      5.836         358      695      78.0
30Y LIB12M                            $936,696         2        0.15        $468,348      5.343         355      737      74.7
30Y LIB12M - IO                     $3,511,208         7        0.58        $501,601      5.187         356      762      80.0
3/1 LIB12M                          $4,425,538        16        0.73        $276,596      5.548         317      659      73.6
3/1 LIB12M - IO                       $693,200         3        0.11        $231,067      5.087         351      704      69.2
5/1 LIB12M                          $1,798,452         4        0.30        $449,613      5.571         327      713      71.9
5/1 LIB12M - IO                       $442,008         1        0.07        $442,008      5.875         357      764      84.2
7/1 LIB12M                          $1,295,788         5        0.21        $259,158      5.702         327      632      77.7
7/1 LIB12M - IO                       $303,000         1        0.05        $303,000      6.375         355      569      69.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $650,120        16        0.11         $40,633      7.030         355      699      79.6
$50,000.01 - $100,000.00           $28,335,814       353        4.65         $80,271      6.724         347      685      77.9
$100,000.01 - $150,000.00          $80,795,008       642       13.27        $125,849      6.372         353      688      79.4
$150,000.01 - $200,000.00          $96,755,965       555       15.89        $174,335      6.269         354      688      78.6
$200,000.01 - $250,000.00          $76,178,169       339       12.51        $224,714      6.187         355      687      79.2
$250,000.01 - $300,000.00          $77,058,076       281       12.66        $274,228      6.262         355      689      80.0
$300,000.01 - $350,000.00          $66,549,045       205       10.93        $324,629      6.201         352      686      78.6



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 2 of 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $400,000.00          $54,458,921       145        8.94        $375,579      6.266         353      695      77.4
$400,000.01 - $450,000.00          $39,466,232        93        6.48        $424,368      6.200         345      701      76.8
$450,000.01 - $500,000.00          $26,043,680        55        4.28        $473,521      6.246         353      681      78.2
$500,000.01 - $550,000.00          $17,856,481        34        2.93        $525,191      6.074         344      706      77.0
$550,000.01 - $600,000.00          $11,591,126        20        1.90        $579,556      6.020         349      702      76.7
$600,000.01 - $650,000.00           $6,361,340        10        1.04        $636,134      6.630         334      702      76.3
$650,000.01 - $700,000.00           $2,711,638         4        0.45        $677,909      6.794         357      685      74.8
$700,000.01 - $750,000.00           $1,472,821         2        0.24        $736,411      7.363         338      691      56.9
$750,000.01 - $1,000,000.00         $9,880,181        11        1.62        $898,198      6.335         340      720      64.0
$1,000,000.01 - $1,500,000.00       $6,790,924         5        1.12      $1,358,185      6.176         346      687      54.0
>= $2,000,000.01                    $5,946,751         2        0.98      $2,973,376      5.438         345      755      65.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $650,120        16        0.11         $40,633      7.030         355      699      79.6
$50,000.01 - $100,000.00           $28,084,697       350        4.61         $80,242      6.728         347      684      77.9
$100,000.01 - $150,000.00          $79,950,490       637       13.13        $125,511      6.380         353      687      79.4
$150,000.01 - $200,000.00          $97,442,841       560       16.00        $174,005      6.266         354      688      78.6
$200,000.01 - $250,000.00          $76,377,755       340       12.54        $224,640      6.183         355      687      79.2
$250,000.01 - $300,000.00          $76,165,852       278       12.51        $273,978      6.260         355      689      79.9
$300,000.01 - $350,000.00          $65,356,245       202       10.73        $323,546      6.195         353      686      78.8
$350,000.01 - $400,000.00          $56,595,280       152        9.29        $372,337      6.274         351      694      77.4
$400,000.01 - $450,000.00          $38,148,820        90        6.27        $423,876      6.182         346      699      76.7
$450,000.01 - $500,000.00          $27,361,093        58        4.49        $471,743      6.270         352      685      78.3
$500,000.01 - $550,000.00          $16,763,890        32        2.75        $523,872      6.107         345      708      77.8
$550,000.01 - $600,000.00          $12,683,717        22        2.08        $576,533      5.981         347      700      75.6
$600,000.01 - $650,000.00           $5,719,095         9        0.94        $635,455      6.279         345      692      79.8
$650,000.01 - $700,000.00           $2,869,477         5        0.47        $573,895      6.792         340      682      74.2
$700,000.01 - $750,000.00           $2,115,066         3        0.35        $705,022      8.088         306      721      53.4
$750,000.01 - $1,000,000.00         $9,880,181        11        1.62        $898,198      6.335         340      720      64.0
$1,000,000.01 - $1,500,000.00       $6,790,924         5        1.12      $1,358,185      6.176         346      687      54.0
>= $2,000,000.01                    $5,946,751         2        0.98      $2,973,376      5.438         345      755      65.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 3 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              $1,866,874       11        0.31        $169,716      6.709         350      671      81.5
Arkansas                               $125,424        1        0.02        $125,424      6.500         355      669      90.0
Arizona                             $21,858,739      107        3.59        $204,287      6.442         351      698      79.8
California                         $173,909,696      523       28.56        $332,523      5.987         353      696      77.6
Colorado                            $13,088,354       71        2.15        $184,343      6.050         348      689      79.1
Connecticut                          $8,201,144       31        1.35        $264,553      6.367         345      682      69.9
District of Columbia                 $1,135,908        4        0.19        $283,977      7.024         356      690      65.5
Delaware                             $1,718,362       11        0.28        $156,215      6.147         349      681      81.3
Florida                             $42,857,257      218        7.04        $196,593      6.488         352      708      77.8
Georgia                             $16,396,059       98        2.69        $167,307      6.466         346      694      78.1
Hawaii                                 $894,362        2        0.15        $447,181      7.365         321      747      69.8
Iowa                                 $1,106,477        9        0.18        $122,942      6.333         324      676      80.0
Idaho                                $1,581,199        9        0.26        $175,689      6.313         358      685      79.7
Illinois                            $36,902,555      190        6.06        $194,224      6.216         356      684      79.3
Indiana                              $4,878,519       39        0.80        $125,090      6.432         336      677      80.4
Kansas                                 $967,688        8        0.16        $120,961      6.488         358      671      79.8
Kentucky                             $3,321,266       23        0.55        $144,403      5.921         352      690      77.9
Louisiana                              $507,137        4        0.08        $126,784      5.684         356      675      81.4
Massachusetts                        $7,829,953       30        1.29        $260,998      6.244         357      684      80.9
Maryland                            $28,270,133      115        4.64        $245,827      6.595         356      683      79.7
Maine                                $1,701,382        7        0.28        $243,055      7.581         337      703      65.8
Michigan                            $11,978,103       78        1.97        $153,565      6.352         352      679      80.1
Minnesota                           $21,731,215      121        3.57        $179,597      6.239         353      687      80.2
Missouri                             $6,188,804       46        1.02        $134,539      6.523         349      687      78.0
Mississippi                            $912,365        5        0.15        $182,473      6.320         309      710      72.8
Montana                                $554,720        3        0.09        $184,907      6.067         356      675      80.0
North Carolina                       $9,389,737       64        1.54        $146,715      6.092         347      696      78.2
North Dakota                           $410,144        5        0.07         $82,029      6.414         356      678      80.0
Nebraska                               $444,627        4        0.07        $111,157      6.044         358      700      82.7
New Hampshire                        $2,279,370       12        0.37        $189,947      6.144         351      703      74.4
New Jersey                          $11,562,155       39        1.90        $296,466      6.320         353      703      76.1
New Mexico                             $180,000        1        0.03        $180,000      6.740         358      678      80.0
Nevada                              $15,957,958       70        2.62        $227,971      6.080         355      687      79.2
New York                            $26,317,532       79        4.32        $333,133      6.531         347      684      66.4
Ohio                                $12,647,628       90        2.08        $140,529      6.260         353      678      81.3
Oklahoma                             $1,792,270       15        0.29        $119,485      6.832         358      685      79.0
Oregon                               $8,819,394       52        1.45        $169,604      6.184         344      685      79.8
Pennsylvania                        $17,104,127      111        2.81        $154,091      6.416         351      699      79.8
Rhode Island                         $2,478,161       12        0.41        $206,513      6.407         356      700      78.5
South Carolina                       $4,304,676       24        0.71        $179,362      6.399         353      682      79.2
South Dakota                           $720,138        5        0.12        $144,028      6.007         356      705      79.4



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 4 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                           $4,545,529        37        0.75        $122,852      6.492         356      684      78.5
Texas                              $15,950,155       106        2.62        $150,473      6.609         346      680      78.8
Utah                                $3,783,872        20        0.62        $189,194      6.531         345      657      80.9
Virginia                           $32,439,088       127        5.33        $255,426      6.732         353      682      78.5
Vermont                               $366,372         1        0.06        $366,372      4.125         352      775      66.5
Washington                         $21,663,900        98        3.56        $221,060      5.995         353      679      77.6
Wisconsin                           $4,140,402        29        0.68        $142,772      6.308         351      701      79.8
West Virginia                       $1,121,364         7        0.18        $160,195      6.849         356      718      78.5
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                       $14,907,950        45        2.45        $331,288      6.618         334      693      40.7
50.01 - 55.00                       $4,821,132        21        0.79        $229,578      5.881         328      699      52.8
55.01 - 60.00                      $11,999,714        38        1.97        $315,782      6.176         341      687      58.0
60.01 - 65.00                      $17,489,586        55        2.87        $317,992      6.064         345      687      63.7
65.01 - 70.00                      $24,761,528        88        4.07        $281,381      6.094         341      701      68.6
70.01 - 75.00                      $32,501,981       138        5.34        $235,522      6.334         347      698      73.8
75.01 - 80.00                     $445,547,844     2,120       73.17        $210,164      6.260         354      690      79.8
80.01 - 85.00                      $13,156,136        58        2.16        $226,830      6.345         351      681      84.2
85.01 - 90.00                      $33,405,345       158        5.49        $211,426      6.554         353      692      89.6
90.01 - 95.00                       $8,354,051        39        1.37        $214,206      6.248         351      681      94.6
95.01 - 100.00                      $1,720,969        11        0.28        $156,452      5.545         349      627      98.5
100.01 - 105.00                       $236,058         1        0.04        $236,058      4.875         354      608     102.4
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                          $88,869         1        0.01         $88,869      3.000         355      648      95.0
3.001 - 3.500                         $905,930         3        0.15        $301,977      3.250         355      690      82.4
3.501 - 4.000                       $1,378,281         8        0.23        $172,285      3.900         355      692      77.8
4.001 - 4.500                       $4,079,387        16        0.67        $254,962      4.345         352      672      76.5
4.501 - 5.000                      $21,919,823        76        3.60        $288,419      4.828         334      703      75.2
5.001 - 5.500                      $54,326,524       209        8.92        $259,936      5.346         353      705      76.8
5.501 - 6.000                     $159,454,375       687       26.19        $232,102      5.824         354      699      77.8
6.001 - 6.500                     $165,953,597       754       27.25        $220,098      6.297         355      687      78.6
6.501 - 7.000                     $127,406,673       620       20.92        $205,495      6.760         351      683      78.1



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 5 of 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                      $37,531,628      201         6.16        $186,725      7.284         350      684      78.4
7.501 - 8.000                      $24,229,732      134         3.98        $180,819      7.733         343      682      75.9
8.001 - 8.500                       $6,497,429       42         1.07        $154,701      8.275         344      649      79.5
8.501 - 9.000                       $4,307,417       19         0.71        $226,706      8.860         345      697      79.0
9.501 - 10.000                        $822,628        2         0.14        $411,314      9.750         260      761      55.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                               $432,912,461     2,013       71.10        $215,058      6.244         352      690      78.1
PUD                               $100,041,828       389       16.43        $257,177      6.300         351      692      78.4
CND                                $43,179,036       228        7.09        $189,382      6.223         354      698      79.7
2-4U                               $27,829,717       132        4.57        $210,831      6.572         351      683      75.0
CNDP                                $2,829,655         5        0.46        $565,931      6.346         358      682      55.6
COOP                                $1,637,806         2        0.27        $818,903      7.853         352      683      31.9
MNF                                   $471,791         3        0.08        $157,264      5.335         351      642      86.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                               $385,287,512     1,786       63.28        $215,726      6.283         355      694      79.8
RCO                               $156,967,118       653       25.78        $240,378      6.268         349      685      73.9
RNC                                $66,647,664       333       10.95        $200,143      6.206         338      686      76.4
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                                $566,356,495     2,529       93.01        $223,945      6.225         352      689      78.0
INV                                $32,971,030       204        5.41        $161,623      6.947         349      702      76.3
2H                                  $9,574,769        39        1.57        $245,507      6.653         355      736      77.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 6 of 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
360                                   $400,000         1        0.07        $400,000      6.890         360      655      80.0
359                                $92,332,325       477       15.16        $193,569      6.445         359      683      78.7
358                               $205,150,305       944       33.69        $217,320      6.109         358      690      79.2
357                               $159,459,472       725       26.19        $219,944      6.435         357      693      77.5
356                                $42,829,344       194        7.03        $220,770      6.317         356      694      77.7
355                                $12,756,640        65        2.10        $196,256      6.435         355      693      80.6
354                                 $9,682,243        55        1.59        $176,041      7.087         354      680      81.2
353                                 $2,713,892        15        0.45        $180,926      6.013         353      683      78.1
352                                 $2,784,893         7        0.46        $397,842      5.784         352      729      73.5
351                                 $5,766,904        26        0.95        $221,804      5.863         351      681      80.9
350                                 $5,018,637        30        0.82        $167,288      5.803         350      691      83.2
349                                 $4,078,795        22        0.67        $185,400      5.563         349      673      75.6
348                                 $1,200,610         6        0.20        $200,102      6.137         348      610      91.3
347                                 $3,890,992        14        0.64        $277,928      5.902         347      643      76.9
346                                 $1,150,660         5        0.19        $230,132      5.828         346      693      80.7
345                                 $6,854,797         8        1.13        $856,850      5.411         345      732      67.9
344                                   $271,616         1        0.04        $271,616      4.625         344      689      79.9
343                                   $328,762         2        0.05        $164,381      5.903         343      635      88.8
342                                   $410,794         2        0.07        $205,397      5.851         342      650      91.4
341                                   $412,956         2        0.07        $206,478      6.543         341      687      72.8
340                                   $313,634         2        0.05        $156,817      7.218         340      646      78.6
338                                   $365,942         1        0.06        $365,942      5.750         338      673      73.5
329                                 $6,510,905        21        1.07        $310,043      4.888         329      703      75.3
328                                 $9,601,060        28        1.58        $342,895      4.880         328      717      69.9
325                                   $449,361         1        0.07        $449,361      5.750         325      816      70.6
324                                   $563,156         2        0.09        $281,578      4.750         324      689      74.3
321                                 $3,272,184         7        0.54        $467,455      7.839         321      744      65.1
320                                 $1,680,051         4        0.28        $420,013      6.294         320      628      72.2
319                                 $2,715,786         8        0.45        $339,473      7.388         319      626      82.1
318                                 $2,304,288         6        0.38        $384,048      7.175         318      695      76.5
317                                 $2,098,134         5        0.34        $419,627      7.505         317      699      58.3
316                                 $1,524,341         3        0.25        $508,114      7.382         316      700      60.4
315                                 $3,780,948        10        0.62        $378,095      5.907         315      717      73.0
314                                 $1,814,976         5        0.30        $362,995      5.618         314      716      72.7
313                                   $328,388         1        0.05        $328,388      4.750         313      526      80.0
312                                   $922,023         2        0.15        $461,011      6.981         312      713      78.9
311                                 $1,742,654         4        0.29        $435,663      7.271         311      711      80.4
310                                   $370,365         1        0.06        $370,365      7.750         310      724      80.0
307                                   $429,856         1        0.07        $429,856      6.875         307      711      79.9
298                                   $247,349         1        0.04        $247,349      6.625         298      600      48.6
297                                   $140,923         1        0.02        $140,923      7.625         297      806      70.0



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
295                                   $468,337         1        0.08        $468,337      7.125         295      725      71.4
268                                   $360,038         1        0.06        $360,038      7.000         268      728      71.0
239                                   $413,844         4        0.07        $103,461      6.399         239      667      79.8
234                                   $732,289         2        0.12        $366,145      9.521         234      785      50.8
201                                   $824,566         2        0.14        $412,283      7.001         201      767      51.0
194                                   $660,237         2        0.11        $330,119      6.750         194      674      64.9
179                                 $4,373,689        26        0.72        $168,219      6.431         179      686      75.2
178                                    $58,058         1        0.01         $58,058      7.890         178      631      68.7
177                                 $1,080,861         8        0.18        $135,108      5.995         177      684      60.0
176                                   $391,446         3        0.06        $130,482      6.425         176      685      77.4
175                                   $110,870         1        0.02        $110,870      8.125         175      654      90.0
174                                    $89,311         1        0.01         $89,311      7.750         174      629      85.0
173                                    $62,693         1        0.01         $62,693      8.125         173      681      88.9
165                                   $326,342         1        0.05        $326,342      6.625         165      636      80.0
119                                    $69,579         1        0.01         $69,579      6.250         119      663      30.2
40                                    $157,840         1        0.03        $157,840      6.750          40      627      65.0
23                                     $51,334         1        0.01         $51,334      7.000          23      737      80.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                           $310,843,209     1,317       51.05        $236,024      6.310         355      690      78.7
FULL/ALT                          $193,628,823     1,027       31.80        $188,538      5.993         350      690      78.6
NO RATIO                           $34,615,160       122        5.68        $283,731      6.859         344      690      67.0
FULL-DU                            $26,954,006       117        4.43        $230,376      6.009         355      701      82.5
NINA                               $17,514,547        92        2.88        $190,376      7.094         352      682      73.1
SISA                               $14,165,975        68        2.33        $208,323      6.669         351      687      77.5
PREFERRED                           $8,531,333        20        1.40        $426,567      7.221         304      741      73.3
STREAMLINE                          $2,649,240         9        0.44        $294,360      6.359         318      662      72.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                              $1,284,641         3        0.21        $428,214      7.329         334      481      85.3
501 - 520                             $966,879         4        0.16        $241,720      5.020         348      510      79.3
521 - 540                           $1,311,856         5        0.22        $262,371      6.096         343      531      83.4
541 - 560                           $2,179,702         8        0.36        $272,463      6.681         333      553      79.3



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                           $1,757,210         8        0.29        $219,651      6.105         347      564      81.5
581 - 600                           $1,551,280         7        0.25        $221,611      6.012         342      590      71.9
601 - 620                           $6,167,239        28        1.01        $220,259      6.357         345      612      79.7
621 - 640                          $53,498,719       260        8.79        $205,764      6.448         349      633      76.8
641 - 660                          $60,738,491       295        9.98        $205,893      6.485         353      651      77.1
661 - 680                         $149,681,758       728       24.58        $205,607      6.351         354      670      78.5
681 - 700                         $108,575,038       490       17.83        $221,582      6.210         353      690      78.2
701 - 720                          $73,138,529       329       12.01        $222,306      6.182         355      710      78.0
721 - 740                          $54,146,951       236        8.89        $229,436      6.124         349      730      78.5
741 - 760                          $43,482,217       175        7.14        $248,470      6.091         348      750      77.6
761 - 780                          $30,725,992       118        5.05        $260,390      6.124         350      768      76.9
781 - 800                          $14,008,854        54        2.30        $259,423      6.161         345      791      76.3
801 - 820                           $5,686,938        24        0.93        $236,956      6.220         336      807      71.1
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                 $173,557,844       707       28.50        $245,485      6.220         346       697     77.3
6                                   $1,373,669         2        0.23        $686,835      6.643         358       664     59.5
12                                 $43,589,034       166        7.16        $262,585      6.641         352       677     72.1
24                                $251,240,818     1,175       41.26        $213,822      6.262         357       688     79.6
36                                $125,610,888       663       20.63        $189,458      6.189         351       692     77.6
42                                    $134,350         1        0.02        $134,350      6.250         357       794     80.0
48                                    $336,000         1        0.06        $336,000      5.125         358       793     80.0
60                                 $12,957,275        56        2.13        $231,380      6.662         336       697     75.8
69                                    $102,416         1        0.02        $102,416      5.640         350       682     80.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $608,902,294     2,772      100.00        $219,662      6.271         352      691      77.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis               (Excludes 2505 80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, no MI                   $40,450,734      174        71.13        $232,475      6.483         355      693      88.9
> 80% LTV, with MI                 $16,421,825       93        28.87        $176,579      6.276         346      668      90.9
------------------------------------------------------------------------------------------------------------------------------------

                                   $56,872,559       267      100.00        $213,006      6.423         352      686      89.4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 9 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
1                                   $2,639,584       10         0.56        $263,958      5.431         345      695      75.9
2                                   $2,220,367        9         0.47        $246,707      5.097         345      707      81.0
3                                   $9,471,845       15         2.01        $631,456      5.332         341      718      68.4
4                                  $11,642,590       40         2.47        $291,065      4.868         335      708      71.3
5                                   $7,529,462       26         1.60        $289,595      4.843         332      698      75.9
6                                     $333,591        3         0.07        $111,197      6.096         326      646      90.4
7                                   $2,859,463        9         0.61        $317,718      5.034         349      721      83.1
8                                   $1,428,664        3         0.30        $476,221      5.839         329      663      72.1
9                                   $2,216,808       10         0.47        $221,681      5.404         355      713      83.6
10                                    $956,634        4         0.20        $239,158      5.056         358      728      81.1
11                                  $2,263,046        7         0.48        $323,292      6.800         329      627      77.7
12                                  $2,088,162        6         0.44        $348,027      5.779         326      676      79.4
13                                    $467,667        1         0.10        $467,667      4.250         349      724      56.1
14                                  $1,477,920        5         0.31        $295,584      5.965         332      681      72.9
15                                    $963,850        3         0.20        $321,283      6.507         340      616      87.4
16                                    $320,576        1         0.07        $320,576      6.375         316      678      42.8
17                                    $300,720        1         0.06        $300,720      4.500         353      748      80.0
18                                    $295,323        1         0.06        $295,323      5.500         342      662      90.0
19                                  $1,320,474        6         0.28        $220,079      5.860         353      702      81.1
20                                 $32,917,090      157         6.99        $209,663      6.407         355      686      78.8
21                                $117,877,380      547        25.02        $215,498      6.472         357      692      79.7
22                                $164,521,773      762        34.92        $215,908      6.110         358      691      79.8
23                                 $41,443,534      168         8.80        $246,688      6.217         358      679      79.7
24                                    $200,021        2         0.04        $100,010      5.165         348      540      98.5
25                                  $3,305,070       18         0.70        $183,615      5.687         349      658      77.8
26                                  $3,395,422       19         0.72        $178,706      5.811         350      706      81.4
27                                  $3,749,494       18         0.80        $208,305      5.899         351      691      77.1
28                                  $1,155,168        3         0.25        $385,056      5.379         333      736      80.3
29                                    $162,612        1         0.03        $162,612      4.500         353      648      99.2
30                                    $320,623        2         0.07        $160,311      5.403         354      635      95.8
31                                    $353,131        3         0.07        $117,710      6.070         355      699      82.2
32                                  $3,171,318       15         0.67        $211,421      6.141         356      697      79.2
33                                  $8,362,301       46         1.77        $181,789      6.168         357      692      80.2
34                                 $23,613,463      116         5.01        $203,564      6.065         358      691      81.6
35                                  $6,736,854       32         1.43        $210,527      6.072         359      699      80.4
38                                    $567,847        1         0.12        $567,847      5.750         314      652      80.0
39                                    $331,697        1         0.07        $331,697      5.750         315      674      79.6
44                                    $271,616        1         0.06        $271,616      4.625         344      689      79.9
55                                    $204,400        1         0.04        $204,400      5.625         355      713      70.0
56                                  $1,007,269        3         0.21        $335,756      5.967         356      696      78.5
57                                  $1,761,708        5         0.37        $352,342      5.934         357      728      80.7
58                                  $2,051,532        8         0.44        $256,442      5.898         358      688      75.8
59                                  $2,177,943        9         0.46        $241,994      5.780         359      688      80.0
78                                     $80,068        1         0.02         $80,068      5.250         354      600      67.2
79                                    $619,176        3         0.13        $206,392      6.020         355      566      72.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 10 of 14





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               Margin                     (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                      $19,430,482       43         4.12        $451,872      5.014         335      718      70.6
2.001 - 3.000                      $52,203,938      174        11.08        $300,023      5.606         346      701      77.6
3.001 - 4.000                      $39,525,945      161         8.39        $245,503      5.668         357      691      78.7
4.001 - 5.000                     $182,281,581      855        38.69        $213,195      6.176         358      687      79.5
5.001 - 6.000                     $148,729,102      716        31.57        $207,722      6.349         357      690      80.2
6.001 - 7.000                      $28,313,793      148         6.01        $191,309      6.924         357      686      81.8
7.001 - 8.000                         $670,410        5         0.14        $134,082      7.822         356      676      86.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Maximum Rates                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                         $817,289        3         0.17        $272,430      4.555         340      790      75.6
9.001 - 10.000                      $4,420,689       23         0.94        $192,204      4.318         348      657      85.8
10.001 - 11.000                    $26,533,574       89         5.63        $298,130      4.909         335      710      74.6
11.001 - 12.000                   $134,092,656      568        28.46        $236,079      5.682         355      703      78.6
12.001 - 13.000                   $199,674,413      911        42.38        $219,182      6.271         357      688      79.9
13.001 - 14.000                    $99,974,354      476        21.22        $210,030      6.728         357      677      79.6
14.001 - 15.000                     $5,642,277       32         1.20        $176,321      8.116         356      665      78.1
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date         (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
11/05                               $2,639,584        10        0.56        $263,958      5.431         345      695      75.9
12/05                               $2,220,367         9        0.47        $246,707      5.097         345      707      81.0
01/06                               $9,471,845        15        2.01        $631,456      5.332         341      718      68.4
02/06                              $11,642,590        40        2.47        $291,065      4.868         335      708      71.3
03/06                               $7,529,462        26        1.60        $289,595      4.843         332      698      75.9
04/06                                 $333,591         3        0.07        $111,197      6.096         326      646      90.4
05/06                               $2,859,463         9        0.61        $317,718      5.034         349      721      83.1
06/06                               $1,428,664         3        0.30        $476,221      5.839         329      663      72.1
07/06                               $2,216,808        10        0.47        $221,681      5.404         355      713      83.6
08/06                                 $956,634         4        0.20        $239,158      5.056         358      728      81.1
09/06                               $2,263,046         7        0.48        $323,292      6.800         329      627      77.7
10/06                               $2,088,162         6        0.44        $348,027      5.779         326      676      79.4
11/06                                 $664,477         2        0.14        $332,238      4.795         349      711      63.2
12/06                               $1,281,110         4        0.27        $320,278      5.946         329      681      71.8
01/07                                 $963,850         3        0.20        $321,283      6.507         340      616      87.4
02/07                                 $320,576         1        0.07        $320,576      6.375         316      678      42.8
03/07                                 $300,720         1        0.06        $300,720      4.500         353      748      80.0
04/07                                 $295,323         1        0.06        $295,323      5.500         342      662      90.0
05/07                               $1,531,674         7        0.33        $218,811      5.824         353      699      80.9




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 11 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date         (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
06/07                              $32,971,351      158         7.00        $208,679      6.410         355      686      78.8
07/07                             $131,484,572      641        27.91        $205,124      6.445         357      692      79.7
08/07                             $150,700,592      667        31.99        $225,938      6.102         358      692      79.8
09/07                              $41,392,061      167         8.79        $247,857      6.216         358      679      79.7
10/07                                 $669,431        6         0.14        $111,572      6.120         349      642      84.8
11/07                               $3,705,301       20         0.79        $185,265      5.643         349      663      78.6
12/07                               $3,323,241       19         0.71        $174,907      5.838         350      692      80.9
01/08                               $2,952,034       12         0.63        $246,003      5.849         351      706      76.4
02/08                               $1,155,168        3         0.25        $385,056      5.379         333      736      80.3
03/08                                 $162,612        1         0.03        $162,612      4.500         353      648      99.2
04/08                                 $320,623        2         0.07        $160,311      5.403         354      635      95.8
05/08                                 $353,131        3         0.07        $117,710      6.070         355      699      82.2
06/08                               $3,662,662       18         0.78        $203,481      6.136         356      698      79.3
07/08                               $8,892,638       50         1.89        $177,853      6.192         357      690      79.9
08/08                              $22,591,782      109         4.79        $207,264      6.052         358      691      81.7
09/08                               $6,736,854       32         1.43        $210,527      6.072         359      699      80.4
12/08                                 $567,847        1         0.12        $567,847      5.750         314      652      80.0
01/09                                 $331,697        1         0.07        $331,697      5.750         315      674      79.6
06/09                                 $271,616        1         0.06        $271,616      4.625         344      689      79.9
05/10                                 $204,400        1         0.04        $204,400      5.625         355      713      70.0
06/10                               $1,007,269        3         0.21        $335,756      5.967         356      696      78.5
07/10                               $1,761,708        5         0.37        $352,342      5.934         357      728      80.7
08/10                               $2,051,532        8         0.44        $256,442      5.898         358      688      75.8
09/10                               $2,177,943        9         0.46        $241,994      5.780         359      688      80.0
04/12                                  $80,068        1         0.02         $80,068      5.250         354      600      67.2
05/12                                 $619,176        3         0.13        $206,392      6.020         355      566      72.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period              (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
1                                   $1,061,268        2         0.23        $530,634      5.373         357      671      70.0
6                                  $27,746,891       78         5.89        $355,729      5.067         338      711      71.8
12                                  $8,875,382       36         1.88        $246,538      4.937         352      722      83.0
24                                $357,159,973    1,635        75.81        $218,446      6.271         357      689      79.7
36                                 $62,309,245      306        13.22        $203,625      5.960         353      687      80.1
60                                 $12,403,703       39         2.63        $318,044      6.056         341      707      76.3
84                                  $1,598,788        6         0.34        $266,465      5.830         332      620      76.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate                   (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 12 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate                   (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                      $19,234,717       42         4.08        $457,969      5.010         334      718      70.4
2.001 - 3.000                      $43,213,522      140         9.17        $308,668      5.513         344      703      77.4
3.001 - 4.000                      $26,370,173      108         5.60        $244,168      5.722         356      692      78.3
4.001 - 5.000                      $81,310,076      366        17.26        $222,159      6.528         358      680      79.1
5.001 - 6.000                     $141,071,698      662        29.94        $213,099      5.857         357      692      80.0
6.001 - 7.000                     $147,137,029      707        31.23        $208,115      6.448         357      689      80.3
7.001 - 8.000                      $12,579,537       76         2.67        $165,520      7.330         357      678      80.4
8.001 - 9.000                         $238,500        1         0.05        $238,500      8.240         356      678      90.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Initial Cap                  (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                               $6,318,751        3         1.34      $2,106,250      5.383         345      741      66.0
1.000                              $23,749,462       88         5.04        $269,880      4.953         337      695      74.7
1.500                                 $423,704        1         0.09        $423,704      7.490         347      484      80.0
2.000                              $17,308,358       67         3.67        $258,334      5.175         343      702      78.5
3.000                             $414,579,681    1,920        87.99        $215,927      6.240         357      689      79.8
5.000                               $7,428,046       21         1.58        $353,716      6.197         324      698      74.7
6.000                               $1,347,249        2         0.29        $673,624      5.847         347      698      73.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                               $6,318,751        3         1.34      $2,106,250      5.383         345      741      66.0
1.000                             $443,952,656    2,028        94.23        $218,912      6.162         356      690      79.5
1.500                                 $423,704        1         0.09        $423,704      7.490         347      484      80.0
2.000                              $20,460,140       70         4.34        $292,288      5.504         335      702      77.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                        $1,648,626        7         0.27        $235,518      5.887         343      662      66.9
10.01 - 15.00                       $6,197,090       16         1.02        $387,318      5.876         337      731      73.5
15.01 - 20.00                       $6,053,121       30         0.99        $201,771      6.390         340      683      75.9
20.01 - 25.00                      $18,252,843       90         3.00        $202,809      6.021         347      703      77.5
25.01 - 30.00                      $28,525,841      160         4.68        $178,287      6.231         351      702      77.6
30.01 - 35.00                      $54,881,284      276         9.01        $198,845      6.301         353      696      78.7
35.01 - 40.00                      $88,262,418      432        14.50        $204,311      6.271         354      691      79.4



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 13 of 14




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                $608,902,294 Aggregate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%                 (Excludes     670    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                     $137,719,504      606        22.62        $227,260      6.304         356      685      79.3
45.01 - 50.00                     $158,101,527      737        25.97        $214,520      6.238         356      687      79.5
50.01 - 55.00                      $24,300,300      117         3.99        $207,695      6.100         343      688      80.1
> 55.00                            $11,390,647       26         1.87        $438,102      6.105         345      714      73.3
Unknown                            $73,569,094      275        12.08        $267,524      6.445         340      693      70.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $471,155,251     2,102      100.00        $224,146      6.124         355      691      79.2

------------------------------------------------------------------------------------------------------------------------------------












------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 14 of 14



   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                             Range
                                                                                             -----
(As of Calculation Date)


Total Number of Loans                                                670
Total Outstanding Balance                                   $137,747,043
Average Loan Balance                                            $205,593              $25,547  to  $1,500,000
Escrow Balance %                                                  57.02%
WA Mortgage Rate                                                  6.772%               5.250%  to  9.750%
WA Mortgage Rate Net LPMI                                         6.770%               5.250%  to  9.750%
Net WAC                                                           6.561%               5.041%  to  9.541%
WA Original Term (months)                                            349                  120  to  360
WA Remaining Term (months)                                           341                   23  to  360
WA Age (months)                                                        8                    1  to  126
WA LTV                                                            73.30%               17.00%  to  100.00%
WA FICO                                                              691                  487  to  809
WA DTI%                                                           39.89%                9.61%  to  62.00%
Secured by (% of pool)                1st Liens                  100.00%
                                      2nd Liens                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  70.89%
Prepay Moves Exempted                 Soft                        23.29%
                                      Hard                        47.59%
                                      No Prepay                   29.11%
                                      Unknown                      0.00%
Percent of IO                                                     16.67%


   Top 5 States        Top 5 Prop            Doc Types         Purpose Codes       Occ Codes      Orig PP Term
   -------------       -----------           ----------        --------------      ----------     ------------
NY           15.15% SFR         70.11% FULL/AL       35.04%   RCO        46.27% OO        86.70% 0         29.11%
CA           13.91% PUD         14.48% NO RATI       20.85%   PUR        34.26% INV        8.73% 6          1.00%
FL            9.47% 2-4U         8.56% REDUCE        18.97%   RNC        19.46% 2H         4.57% 12        18.92%
PA            8.41% CND          3.79% NINA          11.41%                                      24         3.95%
GA            5.04% CNDP         1.88% PREFER           5.52%                                    36        39.54%
                                       SISA             5.17%                                    60         7.47%
                                       FULL-DU          2.01%
                                       STREAM           1.02%




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 1 of 8





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
10Yr Fixed                             $69,579         1        0.05         $69,579      6.250         119      663      30.2
15Yr Fixed                          $3,522,960        25        2.56        $140,918      6.567         176      677      71.8
20Yr Fixed                          $1,988,692         9        1.44        $220,966      6.832         208      714      63.3
25Yr Fixed                            $388,272         2        0.28        $194,136      6.988         298      675      56.4
30Yr Fixed                        $105,848,441       522       76.84        $202,775      6.804         350      688      74.0
30Yr Fixed - IO                    $22,958,789        94       16.67        $244,242      6.708         358      702      71.2
30/15 Fixed Balloon                 $2,970,312        17        2.16        $174,724      6.299         179      686      75.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $495,256        12        0.36         $41,271      7.336         355      698      79.2
$50,000.01 - $100,000.00           $10,870,336       137        7.89         $79,346      7.112         331      682      75.7
$100,000.01 - $150,000.00          $22,334,220       180       16.21        $124,079      6.844         345      687      78.1
$150,000.01 - $200,000.00          $20,092,229       115       14.59        $174,715      6.643         344      686      75.5
$200,000.01 - $250,000.00          $11,623,416        52        8.44        $223,527      6.498         349      684      74.8
$250,000.01 - $300,000.00          $10,905,668        40        7.92        $272,642      6.748         348      680      77.7
$300,000.01 - $350,000.00          $12,617,740        39        9.16        $323,532      6.697         342      679      75.2
$350,000.01 - $400,000.00          $12,780,902        34        9.28        $375,909      6.787         343      699      71.7
$400,000.01 - $450,000.00           $8,873,917        21        6.44        $422,567      6.542         314      709      68.8
$450,000.01 - $500,000.00           $4,251,674         9        3.09        $472,408      6.951         342      684      71.2
$500,000.01 - $550,000.00           $3,649,043         7        2.65        $521,292      6.343         325      731      77.8
$550,000.01 - $600,000.00           $4,054,247         7        2.94        $579,178      6.316         350      716      72.7
$600,000.01 - $650,000.00           $2,525,615         4        1.83        $631,404      8.132         306      695      74.8
$650,000.01 - $700,000.00             $680,727         1        0.49        $680,727      6.750         357      627      65.0
$700,000.01 - $750,000.00           $1,472,821         2        1.07        $736,411      7.363         338      691      56.9
$750,000.01 - $1,000,000.00         $6,183,035         7        4.49        $883,291      6.902         341      714      56.6
$1,000,000.01 - $1,500,000.00       $4,336,196         3        3.15      $1,445,399      6.945         356      685      53.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $495,256        12        0.36         $41,271      7.336         355      698      79.2
$50,000.01 - $100,000.00           $10,819,002       136        7.85         $79,551      7.112         333      682      75.7
$100,000.01 - $150,000.00          $22,184,241       179       16.11        $123,934      6.844         345      687      78.0
$150,000.01 - $200,000.00          $20,084,368       115       14.58        $174,647      6.644         346      686      75.7



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 2 of 8




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$200,000.01 - $250,000.00          $11,623,416        52        8.44        $223,527      6.498         349      684      74.8
$250,000.01 - $300,000.00          $10,605,744        39        7.70        $271,942      6.720         347      679      77.2
$300,000.01 - $350,000.00          $11,871,007        37        8.62        $320,838      6.663         348      681      76.1
$350,000.01 - $400,000.00          $13,878,893        38       10.08        $365,234      6.833         337      697      71.5
$400,000.01 - $450,000.00           $8,005,866        19        5.81        $421,361      6.465         314      707      67.1
$450,000.01 - $500,000.00           $5,119,724        11        3.72        $465,429      7.002         337      692      73.5
$500,000.01 - $550,000.00           $3,649,043         7        2.65        $521,292      6.343         325      731      77.8
$550,000.01 - $600,000.00           $4,054,247         7        2.94        $579,178      6.316         350      716      72.7
$600,000.01 - $650,000.00           $1,883,370         3        1.37        $627,790      7.580         330      663      84.8
$650,000.01 - $700,000.00             $838,567         2        0.61        $419,283      6.750         297      627      65.0
$700,000.01 - $750,000.00           $2,115,066         3        1.54        $705,022      8.088         306      721      53.4
$750,000.01 - $1,000,000.00         $6,183,035         7        4.49        $883,291      6.902         341      714      56.6
$1,000,000.01 - $1,500,000.00       $4,336,196         3        3.15      $1,445,399      6.945         356      685      53.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              $1,049,037        5        0.76        $209,807      7.379         345      660      79.4
Arkansas                               $125,424        1        0.09        $125,424      6.500         355      669      90.0
Arizona                              $4,852,346       19        3.52        $255,387      6.773         334      714      80.2
California                          $19,162,209       52       13.91        $368,504      6.416         336      717      68.3
Colorado                             $2,422,866       10        1.76        $242,287      6.807         333      719      77.1
Connecticut                          $4,180,271       12        3.03        $348,356      6.834         339      669      61.3
District of Columbia                   $497,108        2        0.36        $248,554      6.412         354      688      46.8
Delaware                               $662,004        6        0.48        $110,334      6.080         336      678      72.2
Florida                             $13,042,674       67        9.47        $194,667      7.055         345      710      76.2
Georgia                              $6,936,911       47        5.04        $147,594      6.908         344      690      77.7
Hawaii                                 $894,362        2        0.65        $447,181      7.365         321      747      69.8
Iowa                                   $346,089        3        0.25        $115,363      6.613         265      706      80.0
Idaho                                  $265,857        2        0.19        $132,928      6.196         359      712      79.2
Illinois                             $1,854,705       11        1.35        $168,610      7.106         349      688      79.7
Indiana                              $2,307,605       19        1.68        $121,453      6.778         315      678      78.3
Kansas                                 $170,863        2        0.12         $85,432      6.745         359      712      71.1
Kentucky                               $385,062        4        0.28         $96,265      6.683         325      651      78.7
Louisiana                              $190,361        2        0.14         $95,180      7.364         356      675      72.4
Massachusetts                        $2,474,105        9        1.80        $274,901      6.798         355      672      80.3
Maryland                             $2,518,193       12        1.83        $209,849      6.836         344      676      78.0
Maine                                $1,198,813        3        0.87        $399,604      8.354         328      705      60.1
Michigan                             $1,496,912       12        1.09        $124,743      6.770         357      704      79.1



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 3 of 8




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                           $2,762,692        15        2.01        $184,179      6.505         324      698      79.7
Missouri                              $864,758        10        0.63         $86,476      7.128         300      671      78.4
Mississippi                           $561,450         3        0.41        $187,150      6.095         279      702      64.1
North Carolina                      $2,519,579        17        1.83        $148,211      6.780         345      697      80.2
North Dakota                           $87,126         1        0.06         $87,126      6.840         359      668      80.0
New Hampshire                       $1,192,118         7        0.87        $170,303      6.339         354      691      77.1
New Jersey                          $4,175,101        16        3.03        $260,944      6.922         350      695      72.2
Nevada                                $412,630         2        0.30        $206,315      6.946         281      651      77.6
New York                           $20,874,309        66       15.15        $316,277      6.735         348      676      62.5
Ohio                                $4,288,082        31        3.11        $138,325      6.752         349      664      79.0
Oklahoma                            $1,075,788         9        0.78        $119,532      7.142         358      683      78.3
Oregon                              $1,437,645         7        1.04        $205,378      6.637         289      640      78.2
Pennsylvania                       $11,582,380        75        8.41        $154,432      6.569         348      697      78.7
Rhode Island                          $295,523         2        0.21        $147,762      7.494         349      603      74.5
South Carolina                      $2,152,269        12        1.56        $179,356      6.877         353      668      79.6
Tennessee                           $1,776,284        14        1.29        $126,877      7.153         358      668      78.6
Texas                               $6,909,072        48        5.02        $143,939      7.079         340      675      78.0
Utah                                  $768,337         2        0.56        $384,169      7.646         327      521      84.0
Virginia                            $5,483,655        23        3.98        $238,420      6.436         334      689      76.1
Washington                            $860,543         4        0.62        $215,136      7.213         302      661      72.6
Wisconsin                             $518,522         3        0.38        $172,841      6.415         299      707      76.2
West Virginia                         $115,401         1        0.08        $115,401      6.790         359      641      73.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                       $11,566,248        32        8.40        $361,445      6.840         332      695      41.6
50.01 - 55.00                       $3,148,009        14        2.29        $224,858      6.107         324      710      53.2
55.01 - 60.00                       $8,153,934        25        5.92        $326,157      6.662         340      689      58.2
60.01 - 65.00                       $8,803,870        33        6.39        $266,784      6.468         342      676      64.0
65.01 - 70.00                       $8,546,690        38        6.20        $224,913      6.837         321      704      68.5
70.01 - 75.00                      $12,819,727        56        9.31        $228,924      6.603         345      700      73.7
75.01 - 80.00                      $71,547,853       398       51.94        $179,768      6.710         344      692      79.6
80.01 - 85.00                       $2,238,300        13        1.62        $172,177      7.478         336      611      84.8
85.01 - 90.00                       $8,965,144        50        6.51        $179,303      7.593         344      677      89.8
90.01 - 95.00                       $1,659,682        10        1.20        $165,968      7.601         348      698      94.4
95.01 - 100.00                        $297,587         1        0.22        $297,587      8.500         348      654     100.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 4 of 8





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                       $1,926,262         8        1.40        $240,783      5.435         332      711      66.6
5.501 - 6.000                      $25,231,922        98       18.32        $257,469      5.892         340      704      68.0
6.001 - 6.500                      $30,618,357       149       22.23        $205,492      6.308         347      692      73.8
6.501 - 7.000                      $41,906,748       209       30.42        $200,511      6.812         340      686      74.6
7.001 - 7.500                      $16,131,755        89       11.71        $181,256      7.306         344      692      77.0
7.501 - 8.000                      $14,455,078        76       10.49        $190,198      7.748         335      684      72.4
8.001 - 8.500                       $3,424,676        25        2.49        $136,987      8.299         333      636      82.1
8.501 - 9.000                       $3,229,617        14        2.34        $230,687      8.896         341      683      78.7
9.501 - 10.000                        $822,628         2        0.60        $411,314      9.750         260      761      55.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                                $96,580,484       497       70.11        $194,327      6.775         339      689      74.3
PUD                                $19,941,180        85       14.48        $234,602      6.775         341      707      77.2
2-4U                               $11,787,124        52        8.56        $226,675      6.850         345      671      68.8
CND                                 $5,215,681        31        3.79        $168,248      6.356         344      712      72.7
CNDP                                $2,584,768         3        1.88        $861,589      6.403         358      683      53.0
COOP                                $1,637,806         2        1.19        $818,903      7.853         352      683      31.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                                $63,741,837       270       46.27        $236,081      6.723         342      680      68.7
PUR                                $47,193,775       265       34.26        $178,090      6.823         348      703      79.1
RNC                                $26,811,431       135       19.46        $198,603      6.796         324      693      74.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                                $119,425,975       568       86.70        $210,257      6.764         340      687      73.2
INV                                $12,029,671        79        8.73        $152,274      6.791         340      701      72.6
2H                                  $6,291,397        23        4.57        $273,539      6.883         355      741      76.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 5 of 8





   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
360                                   $400,000         1        0.29        $400,000      6.890         360      655      80.0
359                                $44,395,012       276       32.23        $160,851      6.712         359      685      77.2
358                                $12,379,978        46        8.99        $269,130      6.476         358      676      67.4
357                                $27,933,687       116       20.28        $240,808      6.505         357      692      67.6
356                                 $4,765,314        16        3.46        $297,832      6.191         356      730      69.6
355                                 $7,561,117        43        5.49        $175,840      7.168         355      685      81.0
354                                 $9,281,552        52        6.74        $178,491      7.161         354      682      80.8
353                                 $1,612,495        11        1.17        $146,590      6.998         353      683      74.3
352                                 $2,160,574         4        1.57        $540,144      6.060         352      730      73.5
351                                   $594,630         1        0.43        $594,630      6.125         351      762      80.0
350                                   $391,799         5        0.28         $78,360      7.800         350      685      84.2
349                                    $87,145         1        0.06         $87,145      8.125         349      661      77.4
348                                   $397,607         2        0.29        $198,803      8.500         348      652      97.5
346                                   $205,205         1        0.15        $205,205      6.540         346      664      69.3
345                                   $180,117         2        0.13         $90,059      7.714         345      622      82.1
343                                    $84,137         1        0.06         $84,137      8.890         343      693      70.8
341                                   $412,956         2        0.30        $206,478      6.543         341      687      72.8
340                                   $313,634         2        0.23        $156,817      7.218         340      646      78.6
338                                   $365,942         1        0.27        $365,942      5.750         338      673      73.5
321                                 $3,272,184         7        2.38        $467,455      7.839         321      744      65.1
319                                 $2,217,637         5        1.61        $443,527      7.533         319      616      81.2
318                                 $2,086,168         4        1.51        $521,542      7.325         318      699      75.3
317                                 $2,044,309         4        1.48        $511,077      7.558         317      699      57.3
316                                 $1,203,765         2        0.87        $601,883      7.650         316      706      65.1
315                                 $1,357,338         3        0.99        $452,446      6.822         315      774      77.4
311                                   $622,914         1        0.45        $622,914      7.625         311      695      89.7
310                                   $370,365         1        0.27        $370,365      7.750         310      724      80.0
307                                   $429,856         1        0.31        $429,856      6.875         307      711      79.9
298                                   $247,349         1        0.18        $247,349      6.625         298      600      48.6
297                                   $140,923         1        0.10        $140,923      7.625         297      806      70.0
295                                   $468,337         1        0.34        $468,337      7.125         295      725      71.4
268                                   $360,038         1        0.26        $360,038      7.000         268      728      71.0
239                                   $413,844         4        0.30        $103,461      6.399         239      667      79.8
234                                   $732,289         2        0.53        $366,145      9.521         234      785      50.8
201                                   $824,566         2        0.60        $412,283      7.001         201      767      51.0
194                                   $660,237         2        0.48        $330,119      6.750         194      674      64.9
179                                 $4,373,689        26        3.18        $168,219      6.431         179      686      75.2
178                                    $58,058         1        0.04         $58,058      7.890         178      631      68.7
177                                 $1,080,861         8        0.78        $135,108      5.995         177      684      60.0
176                                   $391,446         3        0.28        $130,482      6.425         176      685      77.4
175                                   $110,870         1        0.08        $110,870      8.125         175      654      90.0



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 6 of 8




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
174                                    $89,311         1        0.06         $89,311      7.750         174      629      85.0
173                                    $62,693         1        0.05         $62,693      8.125         173      681      88.9
165                                   $326,342         1        0.24        $326,342      6.625         165      636      80.0
119                                    $69,579         1        0.05         $69,579      6.250         119      663      30.2
40                                    $157,840         1        0.11        $157,840      6.750          40      627      65.0
23                                     $51,334         1        0.04         $51,334      7.000          23      737      80.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL/ALT                           $48,271,146      270        35.04        $178,782      6.433         343       691     76.3
NO RATIO                           $28,725,573       98        20.85        $293,118      6.830         341       689     64.3
REDUCED                            $26,134,991      143        18.97        $182,762      6.933         343       686     76.8
NINA                               $15,711,148       83        11.41        $189,291      7.133         351       682     73.8
PREFERRED                           $7,609,311       18         5.52        $422,739      7.250         303       744     72.6
SISA                                $7,123,870       41         5.17        $173,753      6.911         346       685     74.9
FULL-DU                             $2,766,426       13         2.01        $212,802      6.600         332       659     76.7
STREAMLINE                          $1,404,578        4         1.02        $351,145      7.196         286       681     70.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                                $616,457        1         0.45        $616,457      7.750         319       487     85.0
521 - 540                             $442,648        2         0.32        $221,324      6.750         357       531     71.2
541 - 560                             $728,340        2         0.53        $364,170      8.250         319       558     84.3
561 - 580                             $265,550        2         0.19        $132,775      8.097         342       567     82.6
581 - 600                             $247,349        1         0.18        $247,349      6.625         298       600     48.6
601 - 620                           $1,053,637        6         0.76        $175,606      6.961         357       616     72.6
621 - 640                          $13,774,355       74        10.00        $186,140      6.854         328       633     73.4
641 - 660                          $25,876,487      138        18.79        $187,511      6.855         351       650     73.8
661 - 680                          $25,501,755      124        18.51        $205,659      6.744         343       670     73.1
681 - 700                          $16,779,085       89        12.18        $188,529      6.765         342       690     73.4
701 - 720                          $13,125,874       61         9.53        $215,178      6.725         350       710     71.9
721 - 740                          $14,258,882       71        10.35        $200,829      6.617         332       730     73.3
741 - 760                          $10,286,973       42         7.47        $244,928      6.666         334       751     76.8
761 - 780                           $7,205,433       31         5.23        $232,433      6.649         348       769     75.0
781 - 800                           $5,327,131       18         3.87        $295,952      6.684         328       791     69.3



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 7 of 8




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $2,257,087         8        1.64        $282,136      7.029         319      804      60.5
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                  $40,103,366       173      29.11         $231,811     7.079          332      701      74.4
6                                   $1,373,669         2       1.00         $686,835     6.643          358      664      59.5
12                                 $26,067,508        99      18.92         $263,308     6.836          349      673      66.8
24                                  $5,447,760        26       3.95         $209,529     6.213          333      674      72.0
36                                 $54,462,823       328      39.54         $166,045     6.556          345      692      76.0
60                                 $10,291,917        42       7.47         $245,046     6.865          331      703      73.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis          (Excludes     596   80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, no MI                    $4,442,108         29       33.75      $153,176        8.133         340      674       90.3
> 80% LTV, with MI                  $8,718,604         45       66.25      $193,747        7.321         345      664       89.5
------------------------------------------------------------------------------------------------------------------------------------

                                   $13,160,713        74      100.00        $177,847      7.595         343      668      89.8

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $353,589        2         0.26        $176,795     6.155         357       635      68.6
10.01 - 15.00                         $937,893        5         0.68        $187,579     6.630         285       669      73.7
15.01 - 20.00                       $1,758,697       12         1.28        $146,558     7.105         305       645      74.3
20.01 - 25.00                       $5,475,684       24         3.98        $228,153     6.353         328       719      74.9
25.01 - 30.00                       $5,811,970       36         4.22        $161,444     6.684         332       707      73.1
30.01 - 35.00                      $13,808,136       76        10.02        $181,686     6.685         344       707      75.4
35.01 - 40.00                      $15,677,384       85        11.38        $184,440     6.661         342       692      77.4
40.01 - 45.00                      $17,751,273       93        12.89        $190,874     6.698         350       686      77.5
45.01 - 50.00                      $20,993,532      113        15.24        $185,783     6.744         346       688      75.2
50.01 - 55.00                       $8,347,298       43         6.06        $194,123     6.583         317       687      78.5
> 55.00                             $3,272,105        8         2.38        $409,013     6.793         325       709      73.9
Unknown                            $43,559,483      173        31.62        $251,789     6.975         344       684      67.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 8 of 8



   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                       $471,155,251 Group 2 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                    Range
(As of Calculation Date)                                                                            -----

Total Number of Loans                                                       2,102
Total Outstanding Balance                                            $471,155,251
Average Loan Balance                                                     $224,146          $29,333 to $3,000,000
WA Mortgage Rate                                                           6.124%          3.000% to 8.875%
WA Mortgage Rate Net LPMI                                                  6.120%          2.310% to 8.875%
Net WAC                                                                    5.743%          1.926% to 8.491%
ARM Characteristics
        WA Gross Margin                                                    4.559%          1.580% to 7.320%
        WA Months to First Roll                                                22          1 to 79
        WA First Periodic Cap                                              2.861%          0.000% to 6.000%
        WA Subsequent Periodic Cap                                         1.030%          0.000% to 2.000%
        WA Lifetime Cap                                                   12.380%          8.375% to 14.875%
        WA Lifetime Floor                                                  5.176%          1.875% to 8.240%
WA Original Term (months)                                                     360          360 to 360
WA Remaining Term (months)                                                    355          311 to 359
WA Age (months)                                                                 5          1 to 49
WA LTV                                                                     79.21%          27.03% to 102.40%
WA FICO                                                                       691
WA DTI%                                                                    41.22%
Secured by (% of pool)     1st Liens                                      100.00%
                           2nd Liens                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                           71.68%
Prepay Moves Exempted      Soft                                            21.23%
                           Hard                                            50.45%
                           No Prepay                                       28.32%
                           Unknown                                         -0.00%
Percent of IO                                                              74.02%


---------------------- -------------------- --------------------- -------------------- --------------------- --------------------
    Top 5 States           Top 5 Prop            Doc Types          Purpose Codes           Occ Codes           Orig PP Term
    -------------          -----------           ----------         --------------          ----------          ------------
CA            32.84%   SFR          71.38%  REDUCE       60.43%   PUR          71.76%  OO            94.86%  0            28.32%
IL             7.44%   PUD          17.00%  FULL/AL      30.85%   RCO          19.79%  INV            4.44%  12            3.72%
FL             6.33%   CND           8.06%  FULL-DU        5.13%  RNC           8.46%  2H             0.70%  24           52.17%
VA             5.72%   2-4U          3.40%  SISA           1.49%                                             36           15.10%
MD             5.47%   MNF           0.10%  NO RATI        1.25%                                             42            0.03%
                                            NINA           0.38%                                             48            0.07%
                                            STREAM         0.26%                                             60            0.57%
                                            PREFER         0.20%                                             69            0.02%
---------------------- -------------------- --------------------- -------------------- --------------------- --------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 13


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y CMT1Y                      $4,427,478        27           0.94        $163,981        4.652        349         687       87.1
3/1 CMT1Y                      $1,109,012         7           0.24        $158,430        4.906        351         624       99.4
5/1 CMT1Y                      $3,097,771         8           0.66        $387,221        6.656        312         730       73.4
30Y LIB1M                        $523,268         1           0.11        $523,268        5.500        357         635       70.0
30Y LIB1M - IO                   $538,000         1           0.11        $538,000        5.250        357         707       69.9
30Y LIB6M                      $4,390,247        21           0.93        $209,059        4.965        354         687       79.8
30Y LIB6M - IO                $23,356,644        57           4.96        $409,766        5.086        335         716       70.3
2/28 LIB6M                    $77,629,751       470          16.48        $165,170        6.224        358         685       79.2
2/28 LIB6M - IO              $279,530,222     1,165          59.33        $239,940        6.284        357         690       79.8
3/27 LIB6M                    $21,201,513       124           4.50        $170,980        6.024        354         684       80.1
3/27 LIB6M - IO               $34,879,982       156           7.40        $223,590        6.023        356         695       80.6
5/25 LIB6M                     $1,569,467         9           0.33        $174,385        6.243        351         681       78.7
5/25 LIB6M - IO                $5,496,005        17           1.17        $323,294        5.836        358         695       78.0
30Y LIB12M                       $936,696         2           0.20        $468,348        5.343        355         737       74.7
30Y LIB12M - IO                $3,511,208         7           0.75        $501,601        5.187        356         762       80.0
3/1 LIB12M                     $4,425,538        16           0.94        $276,596        5.548        317         659       73.6
3/1 LIB12M - IO                  $693,200         3           0.15        $231,067        5.087        351         704       69.2
5/1 LIB12M                     $1,798,452         4           0.38        $449,613        5.571        327         713       71.9
5/1 LIB12M - IO                  $442,008         1           0.09        $442,008        5.875        357         764       84.2
7/1 LIB12M                     $1,295,788         5           0.28        $259,158        5.702        327         632       77.7
7/1 LIB12M - IO                  $303,000         1           0.06        $303,000        6.375        355         569       69.7
------------------------------------------------------------------------------------------------------------------------------------
                              $471,155,251    2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00               $154,864         4           0.03         $38,716        6.053        354         703       81.0
$50,000.01 - $100,000.00      $17,465,478       216           3.71         $80,859        6.483        356         686       79.2
$100,000.01 - $150,000.00     $58,460,788       462          12.41        $126,539        6.192        356         688       79.9
$150,000.01 - $200,000.00     $76,663,736       440          16.27        $174,236        6.171        357         688       79.4
$200,000.01 - $250,000.00     $64,554,753       287          13.70        $224,929        6.131        356         688       79.9
$250,000.01 - $300,000.00     $66,152,408       241          14.04        $274,491        6.181        356         690       80.4
$300,000.01 - $350,000.00     $53,931,305       166          11.45        $324,887        6.085        354         687       79.4
$350,000.01 - $400,000.00     $41,678,019       111           8.85        $375,478        6.106        356         694       79.2
$400,000.01 - $450,000.00     $30,592,315        72           6.49        $424,893        6.101        354         699       79.1
$450,000.01 - $500,000.00     $21,792,007        46           4.63        $473,739        6.109        356         681       79.6
$500,000.01 - $550,000.00     $14,207,438        27           3.02        $526,201        6.005        348         700       76.8
$550,000.01 - $600,000.00      $7,536,879        13           1.60        $579,760        5.861        349         694       78.8
$600,000.01 - $650,000.00      $3,835,725         6           0.81        $639,287        5.641        352         707       77.3
$650,000.01 - $700,000.00      $2,030,911         3           0.43        $676,970        6.809        357         705       78.1


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 2 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
$750,000.01 - $1,000,000.00    $3,697,147         4           0.78        $924,287        5.385        339         730       76.2
$1,000,000.01 - $1,500,000.00  $2,454,727         2           0.52      $1,227,364        4.818        329         690       54.4
>= $2,000,000.01               $5,946,751         2           1.26      $2,973,376        5.438        345         755       65.3
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00               $154,864         4           0.03         $38,716        6.053        354         703       81.0
$50,000.01 - $100,000.00      $17,265,694       214           3.66         $80,681        6.488        357         686       79.2
$100,000.01 - $150,000.00     $57,766,249       458          12.26        $126,127        6.201        356         688       79.9
$150,000.01 - $200,000.00     $77,358,472       445          16.42        $173,839        6.168        357         688       79.4
$200,000.01 - $250,000.00     $64,754,339       288          13.74        $224,841        6.127        356         688       80.0
$250,000.01 - $300,000.00     $65,560,108       239          13.91        $274,310        6.186        356         690       80.3
$300,000.01 - $350,000.00     $53,485,239       165          11.35        $324,153        6.091        354         688       79.4
$350,000.01 - $400,000.00     $42,716,386       114           9.07        $374,705        6.093        356         693       79.4
$400,000.01 - $450,000.00     $30,142,954        71           6.40        $424,549        6.107        355         697       79.2
$450,000.01 - $500,000.00     $22,241,368        47           4.72        $473,221        6.101        355         683       79.4
$500,000.01 - $550,000.00     $13,114,847        25           2.78        $524,594        6.041        351         702       77.8
$550,000.01 - $600,000.00      $8,629,469        15           1.83        $575,298        5.823        345         692       77.0
$600,000.01 - $650,000.00      $3,835,725         6           0.81        $639,287        5.641        352         707       77.3
$650,000.01 - $700,000.00      $2,030,911         3           0.43        $676,970        6.809        357         705       78.1
$750,000.01 - $1,000,000.00    $3,697,147         4           0.78        $924,287        5.385        339         730       76.2
$1,000,000.01 - $1,500,000.00  $2,454,727         2           0.52      $1,227,364        4.818        329         690       54.4
>= $2,000,000.01               $5,946,751         2           1.26      $2,973,376        5.438        345         755       65.3
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355  691   79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                          $817,837         6           0.17        $136,306        5.850        358         686       84.2
Arizona                       $17,006,393        88           3.61        $193,254        6.347        356         693       79.7
California                   $154,747,487       471          32.84        $328,551        5.934        356         693       78.8
Colorado                      $10,665,488        61           2.26        $174,844        5.878        352         682       79.6
Connecticut                    $4,020,873        19           0.85        $211,625        5.881        351         695       78.8
District of Columbia             $638,800         2           0.14        $319,400        7.501        357         691       80.0
Delaware                       $1,056,357         5           0.22        $211,271        6.190        358         683       87.0
Florida                       $29,814,582       151           6.33        $197,448        6.240        355         708       78.5
Georgia                        $9,459,148        51           2.01        $185,473        6.141        347         697       78.4


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 3 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                 $471,155,251 Group 2 ARM Rate Mortgage Loans
                                                                                             State
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Iowa                             $760,389         6           0.16        $126,731        6.205        351         663       80.0
Idaho                          $1,315,343         7           0.28        $187,906        6.337        358         679       79.8
Illinois                      $35,047,850       179           7.44        $195,798        6.168        356         684       79.3
Indiana                        $2,570,914        20           0.55        $128,546        6.120        354         676       82.3
Kansas                           $796,825         6           0.17        $132,804        6.433        358         662       81.6
Kentucky                       $2,936,204        19           0.62        $154,537        5.821        356         695       77.8
Louisiana                        $316,777         2           0.07        $158,388        4.674        356         675       86.8
Massachusetts                  $5,355,848        21           1.14        $255,040        5.988        357         689       81.2
Maryland                      $25,751,940       103           5.47        $250,019        6.572        357         684       79.9
Maine                            $502,569         4           0.11        $125,642        5.738        358         698       79.4
Michigan                      $10,481,191        66           2.22        $158,806        6.292        351         675       80.3
Minnesota                     $18,968,522       106           4.03        $178,948        6.200        357         685       80.3
Missouri                       $5,324,046        36           1.13        $147,890        6.424        358         689       78.0
Mississippi                      $350,915         2           0.07        $175,457        6.681        358         721       86.9
Montana                          $554,720         3           0.12        $184,907        6.067        356         675       80.0
North Carolina                 $6,870,158        47           1.46        $146,174        5.840        348         695       77.5
North Dakota                     $323,018         4           0.07        $80,754         6.299        355         681       80.0
Nebraska                         $444,627         4           0.09        $111,157        6.044        358         700       82.7
New Hampshire                  $1,087,252         5           0.23        $217,450        5.931        347         716       71.4
New Jersey                     $7,387,055        23           1.57        $321,176        5.979        354         708       78.3
New Mexico                       $180,000         1           0.04        $180,000        6.740        358         678       80.0
Nevada                        $15,545,329        68           3.30        $228,608        6.057        357         688       79.3
New York                       $5,443,222        13           1.16        $418,709        5.749        343         716       81.1
Ohio                           $8,359,546        59           1.77        $141,687        6.007        354         685       82.4
Oklahoma                         $716,482         6           0.15        $119,414        6.366        358         687       80.0
Oregon                         $7,381,749        45           1.57        $164,039        6.095        355         693       80.1
Pennsylvania                   $5,521,747        36           1.17        $153,382        6.093        356         703       82.0
Rhode Island                   $2,182,637        10           0.46        $218,264        6.259        357         713       79.0
South Carolina                 $2,152,407        12           0.46        $179,367        5.920        353         697       78.7
South Dakota                     $720,138         5           0.15        $144,028        6.007        356         705       79.4
Tennessee                      $2,769,245        23           0.59        $120,402        6.069        355         693       78.5
Texas                          $9,041,083        58           1.92        $155,881        6.249        350         683       79.4
Utah                           $3,015,535        18           0.64        $167,530        6.246        349         692       80.1
Virginia                      $26,955,433       104           5.72        $259,187        6.792        357         681       78.9
Vermont                          $366,372         1           0.08        $366,372        4.125        352         775       66.5
Washington                    $20,803,357        94           4.42        $221,312        5.944        355         679       77.8
Wisconsin                      $3,621,879        26           0.77        $139,303        6.293        358         701       80.4
West Virginia                  $1,005,962         6           0.21        $167,660        6.855        356         727       79.1
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 4 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                   $3,341,702        13           0.71        $257,054        5.851        338         687       37.5
50.01 - 55.00                  $1,673,123         7           0.36        $239,018        5.457        336         677       52.1
55.01 - 60.00                  $3,845,780        13           0.82        $295,829        5.144        343         683       57.7
60.01 - 65.00                  $8,685,716        22           1.84        $394,805        5.655        349         698       63.4
65.01 - 70.00                 $16,214,838        50           3.44        $324,297        5.703        351         699       68.7
70.01 - 75.00                 $19,682,254        82           4.18        $240,027        6.159        348         697       73.8
75.01 - 80.00                $373,999,991     1,722          79.38        $217,189        6.173        356         690       79.8
80.01 - 85.00                 $10,917,836        45           2.32        $242,619        6.112        354         696       84.1
85.01 - 90.00                 $24,440,202       108           5.19        $226,298        6.173        356         698       89.6
90.01 - 95.00                  $6,694,369        29           1.42        $230,840        5.912        351         677       94.6
95.01 - 100.00                 $1,423,383        10           0.30        $142,338        4.927        350         622       98.1
100.01 - 105.00                  $236,058         1           0.05        $236,058        4.875        354         608       102.4
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     $88,869         1           0.02         $88,869        3.000        355         648       95.0
3.001 - 3.500                    $905,930         3           0.19        $301,977        3.250        355         690       82.4
3.501 - 4.000                  $1,378,281         8           0.29        $172,285        3.900        355         692       77.8
4.001 - 4.500                  $4,079,387        16           0.87        $254,962        4.345        352         672       76.5
4.501 - 5.000                 $21,919,823        76           4.65        $288,419        4.828        334         703       75.2
5.001 - 5.500                 $52,400,262       201          11.12        $260,698        5.343        353         705       77.2
5.501 - 6.000                $134,222,453       589          28.49        $227,882        5.811        356         698       79.7
6.001 - 6.500                $135,335,239       605          28.72        $223,695        6.295        357         686       79.7
6.501 - 7.000                 $85,499,925       411          18.15        $208,029        6.734        357         682       79.8
7.001 - 7.500                 $21,399,873       112          4.54         $191,070        7.268        354         677       79.5
7.501 - 8.000                  $9,774,655        58           2.07        $168,529        7.711        355         678       81.0
8.001 - 8.500                  $3,072,753        17           0.65        $180,750        8.249        357         664       76.6
8.501 - 9.000                  $1,077,800         5           0.23        $215,560        8.750        357         742       80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC      TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          $336,331,976     1,516          71.38        $221,855        6.091        355         691       79.1
PUD                           $80,100,648       304          17.00        $263,489        6.182        353         689       78.7
CND                           $37,963,356       197           8.06        $192,707        6.205        356         696       80.6
2-4U                          $16,042,593       80            3.40        $200,532        6.368        356         692       79.5



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 5 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
MNF                              $471,791         3           0.10        $157,264        5.335        351         642       86.3
CNDP                             $244,887         2           0.05        $122,443        5.738        358         675       82.5
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL      BALANCE     WAC      TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                          $338,093,737     1,521          71.76        $222,284        6.208        356         693       79.8
RCO                           $93,225,281       383          19.79        $243,408        5.956        354         688       77.4
RNC                           $39,836,233       198           8.46        $201,193        5.809        348         681       78.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                           $446,930,519     1,961          94.86        $227,909        6.081        355         690       79.2
INV                           $20,941,360       125           4.44        $167,531        7.036        355         703       78.5
2H                             $3,283,372        16           0.70        $205,211        6.213        354         726       80.4
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
359                           $47,937,313       201          10.17        $238,494        6.197        359         681       80.0
358                          $192,770,327       898          40.91        $214,666        6.085        358         691       80.0
357                          $131,525,785       609          27.92        $215,970        6.421        357         693       79.6
356                           $38,064,030       178           8.08        $213,843        6.332        356         689       78.8
355                            $5,195,522        22           1.10        $236,160        5.368        355         705       80.1
354                              $400,691         3           0.09        $133,564        5.372        354         628       90.1
353                            $1,101,397         4           0.23        $275,349        4.572        353         683       83.7
352                              $624,319         3           0.13        $208,106        4.828        352         727       73.9
351                            $5,172,274        25           1.10        $206,891        5.833        351         672       81.0
350                            $4,626,838        25           0.98        $185,074        5.633        350         692       83.1
349                            $3,991,650        21           0.85        $190,079        5.507        349         673       75.5
348                              $803,004         4           0.17        $200,751        4.967        348         590       88.3
347                            $3,890,992        14           0.83        $277,928        5.902        347         643       76.9
346                              $945,455         4           0.20        $236,364        5.673        346         700       83.2
345                            $6,674,680         6           1.42      $1,112,447        5.349        345         735       67.5



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 6 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
344                              $271,616         1           0.06        $271,616        4.625        344         689       79.9
343                              $244,625         1           0.05        $244,625        4.875        343         615       95.0
342                              $410,794         2           0.09        $205,397        5.851        342         650       91.4
329                            $6,510,905        21           1.38        $310,043        4.888        329         703       75.3
328                            $9,601,060        28           2.04        $342,895        4.880        328         717       69.9
325                              $449,361         1           0.10        $449,361        5.750        325         816       70.6
324                              $563,156         2           0.12        $281,578        4.750        324         689       74.3
320                            $1,680,051         4           0.36        $420,013        6.294        320         628       72.2
319                              $498,149         3           0.11        $166,050        6.743        319         668       86.4
318                              $218,120         2           0.05        $109,060        5.750        318         661       87.9
317                               $53,825         1           0.01         $53,825        5.500        317         682       95.0
316                              $320,576         1           0.07        $320,576        6.375        316         678       42.8
315                            $2,423,610         7           0.51        $346,230        5.395        315         686       70.5
314                            $1,814,976         5           0.39        $362,995        5.618        314         716       72.7
313                              $328,388         1           0.07        $328,388        4.750        313         526       80.0
312                              $922,023         2           0.20        $461,011        6.981        312         713       78.9
311                            $1,119,740         3           0.24        $373,247        7.073        311         720       75.3
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                      $284,708,218     1,174          60.43        $242,511        6.252        356         691       78.8
FULL/ALT                     $145,357,677       757          30.85        $192,018        5.846        353         689       79.4
FULL-DU                       $24,187,580       104           5.13        $232,573        5.941        358         705       83.1
SISA                           $7,042,106        27           1.49        $260,819        6.425        356         688       80.1
NO RATIO                       $5,889,586        24           1.25        $245,399        6.999        354         692       80.1
NINA                           $1,803,399         9           0.38        $200,378        6.754        356         682       66.7
STREAMLINE                     $1,244,662         5           0.26        $248,932        5.414        355         640       75.2
PREFERRED                        $922,023         2           0.20        $461,011        6.981        312         713       78.9
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                           $668,184         2           0.14        $334,092        6.941        348         475       85.5
501 - 520                        $966,879         4           0.21        $241,720        5.020        348         510       79.3
521 - 540                        $869,208         3           0.18        $289,736        5.763        336         530       89.6
541 - 560                      $1,451,362         6           0.31        $241,894        5.894        340         551       76.8




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 7 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                         $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                      $1,491,660         6           0.32        $248,610        5.751        348         564       81.4
581 - 600                      $1,303,932         6           0.28        $217,322        5.896        350         588       76.3
601 - 620                      $5,113,602        22           1.09        $232,436        6.233        343         611       81.2
621 - 640                     $39,724,364       186           8.43        $213,572        6.307        357         632       78.0
641 - 660                     $34,862,004       157           7.40        $222,051        6.211        355         651       79.5
661 - 680                    $124,180,003       604          26.36        $205,596        6.270        357         670       79.6
681 - 700                     $91,795,953       401          19.48        $228,918        6.108        355         690       79.1
701 - 720                     $60,012,655       268          12.74        $223,928        6.063        356         710       79.3
721 - 740                     $39,888,070       165           8.47        $241,746        5.947        355         730       80.4
741 - 760                     $33,195,244       133           7.05        $249,588        5.913        352         749       77.9
761 - 780                     $23,520,558        87           4.99        $270,351        5.963        351         768       77.5
781 - 800                      $8,681,723        36           1.84        $241,159        5.840        355         790       80.7
801 - 820                      $3,429,851        16           0.73        $214,366        5.687        347         808       78.2
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $133,454,478       534          28.32        $249,915        5.961        350         696       78.2
12                            $17,521,526        67           3.72        $261,515        6.350        357         683       79.9
24                           $245,793,058     1,149          52.17        $213,919        6.263        357         689       79.8
36                            $71,148,065       335          15.10        $212,382        5.907        355         691       78.8
42                               $134,350         1           0.03        $134,350        6.250        357         794       80.0
48                               $336,000         1           0.07        $336,000        5.125        358         793       80.0
60                             $2,665,358        14           0.57        $190,383        5.880        357         674       85.6
69                               $102,416         1           0.02        $102,416        5.640        350         682       80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          80% LTV/PMI Analysis            (Excludes 1909 80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, no MI              $36,008,625       145          82.38        $248,335        6.279        356         695       88.7
> 80% LTV, with MI             $7,703,221        48          17.62        $160,484        5.094        347         673       92.4
------------------------------------------------------------------------------------------------------------------------------------
                              $43,711,846       193         100.00        $226,486        6.070        355         691       89.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1                           $2,639,584    10      0.56    $263,958     5.431      345  695   75.9


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 8 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
2                              $2,220,367         9           0.47        $246,707        5.097        345         707       81.0
3                              $9,471,845        15           2.01        $631,456        5.332        341         718       68.4
4                             $11,642,590        40           2.47        $291,065        4.868        335         708       71.3
5                              $7,529,462        26           1.60        $289,595        4.843        332         698       75.9
6                                $333,591         3           0.07        $111,197        6.096        326         646       90.4
7                              $2,859,463         9           0.61        $317,718        5.034        349         721       83.1
8                              $1,428,664         3           0.30        $476,221        5.839        329         663       72.1
9                              $2,216,808        10           0.47        $221,681        5.404        355         713       83.6
10                               $956,634         4           0.20        $239,158        5.056        358         728       81.1
11                             $2,263,046         7           0.48        $323,292        6.800        329         627       77.7
12                             $2,088,162         6           0.44        $348,027        5.779        326         676       79.4
13                               $467,667         1           0.10        $467,667        4.250        349         724       56.1
14                             $1,477,920         5           0.31        $295,584        5.965        332         681       72.9
15                               $963,850         3           0.20        $321,283        6.507        340         616       87.4
16                               $320,576         1           0.07        $320,576        6.375        316         678       42.8
17                               $300,720         1           0.06        $300,720        4.500        353         748       80.0
18                               $295,323         1           0.06        $295,323        5.500        342         662       90.0
19                             $1,320,474         6           0.28        $220,079        5.860        353         702       81.1
20                            $32,917,090       157           6.99        $209,663        6.407        355         686       78.8
21                           $117,877,380       547          25.02        $215,498        6.472        357         692       79.7
22                           $164,521,773       762          34.92        $215,908        6.110        358         691       79.8
23                            $41,443,534       168           8.80        $246,688        6.217        358         679       79.7
24                               $200,021         2           0.04        $100,010        5.165        348         540       98.5
25                             $3,305,070        18           0.70        $183,615        5.687        349         658       77.8
26                             $3,395,422        19           0.72        $178,706        5.811        350         706       81.4
27                             $3,749,494        18           0.80        $208,305        5.899        351         691       77.1
28                             $1,155,168         3           0.25        $385,056        5.379        333         736       80.3
29                               $162,612         1           0.03        $162,612        4.500        353         648       99.2
30                               $320,623         2           0.07        $160,311        5.403        354         635       95.8
31                               $353,131         3           0.07        $117,710        6.070        355         699       82.2
32                             $3,171,318        15           0.67        $211,421        6.141        356         697       79.2
33                             $8,362,301        46           1.77        $181,789        6.168        357         692       80.2
34                            $23,613,463       116           5.01        $203,564        6.065        358         691       81.6
35                             $6,736,854        32           1.43        $210,527        6.072        359         699       80.4
38                               $567,847         1           0.12        $567,847        5.750        314         652       80.0
39                               $331,697         1           0.07        $331,697        5.750        315         674       79.6
44                               $271,616         1           0.06        $271,616        4.625        344         689       79.9
55                               $204,400         1           0.04        $204,400        5.625        355         713       70.0
56                             $1,007,269         3           0.21        $335,756        5.967        356         696       78.5
57                             $1,761,708         5           0.37        $352,342        5.934        357         728       80.7
58                             $2,051,532         8           0.44        $256,442        5.898        358         688       75.8
59                             $2,177,943         9           0.46        $241,994        5.780        359         688       80.0
78                                $80,068         1           0.02        $80,068         5.250        354         600       67.2
79                               $619,176         3           0.13        $206,392        6.020        355         566       72.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 9 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                 $19,430,482        43           4.12        $451,872        5.014        335         718       70.6
2.001 - 3.000                 $52,203,938       174          11.08        $300,023        5.606        346         701       77.6
3.001 - 4.000                 $39,525,945       161           8.39        $245,503        5.668        357         691       78.7
4.001 - 5.000                $182,281,581       855          38.69        $213,195        6.176        358         687       79.5
5.001 - 6.000                $148,729,102       716          31.57        $207,722        6.349        357         690       80.2
6.001 - 7.000                 $28,313,793       148           6.01        $191,309        6.924        357         686       81.8
7.001 - 8.000                    $670,410        5            0.14        $134,082        7.822        356         676       86.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Maximum Rates
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                    $817,289         3           0.17        $272,430        4.555        340         790       75.6
9.001 - 10.000                 $4,420,689        23           0.94        $192,204        4.318        348         657       85.8
10.001 - 11.000               $26,533,574        89           5.63        $298,130        4.909        335         710       74.6
11.001 - 12.000              $134,092,656       568          28.46        $236,079        5.682        355         703       78.6
12.001 - 13.000              $199,674,413       911          42.38        $219,182        6.271        357         688       79.9
13.001 - 14.000               $99,974,354       476          21.22        $210,030        6.728        357         677       79.6
14.001 - 15.000                $5,642,277        32           1.20        $176,321        8.116        356         665       78.1
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
11/05                          $2,639,584        10           0.56        $263,958        5.431        345         695       75.9
12/05                          $2,220,367         9           0.47        $246,707        5.097        345         707       81.0
01/06                          $9,471,845        15           2.01        $631,456        5.332        341         718       68.4
02/06                         $11,642,590        40           2.47        $291,065        4.868        335         708       71.3
03/06                          $7,529,462        26           1.60        $289,595        4.843        332         698       75.9
04/06                            $333,591         3           0.07        $111,197        6.096        326         646       90.4
05/06                          $2,859,463         9           0.61        $317,718        5.034        349         721       83.1
06/06                          $1,428,664         3           0.30        $476,221        5.839        329         663       72.1
07/06                          $2,216,808        10           0.47        $221,681        5.404        355         713       83.6
08/06                            $956,634         4           0.20        $239,158        5.056        358         728       81.1
09/06                          $2,263,046         7           0.48        $323,292        6.800        329         627       77.7
10/06                          $2,088,162         6           0.44        $348,027        5.779        326         676       79.4
11/06                            $664,477         2           0.14        $332,238        4.795        349         711       63.2
12/06                          $1,281,110         4           0.27        $320,278        5.946        329         681       71.8
01/07                            $963,850         3           0.20        $321,283        6.507        340         616       87.4
02/07                            $320,576         1           0.07        $320,576        6.375        316         678       42.8
03/07                            $300,720         1           0.06        $300,720        4.500        353         748       80.0



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 10 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
04/07                            $295,323         1           0.06        $295,323        5.500        342         662       90.0
05/07                          $1,531,674         7           0.33        $218,811        5.824        353         699       80.9
06/07                         $32,971,351       158           7.00        $208,679        6.410        355         686       78.8
07/07                        $131,484,572       641          27.91        $205,124        6.445        357         692       79.7
08/07                        $150,700,592       667          31.99        $225,938        6.102        358         692       79.8
09/07                         $41,392,061       167           8.79        $247,857        6.216        358         679       79.7
10/07                            $669,431         6           0.14        $111,572        6.120        349         642       84.8
11/07                          $3,705,301        20           0.79        $185,265        5.643        349         663       78.6
12/07                          $3,323,241        19           0.71        $174,907        5.838        350         692       80.9
01/08                          $2,952,034        12           0.63        $246,003        5.849        351         706       76.4
02/08                          $1,155,168         3           0.25        $385,056        5.379        333         736       80.3
03/08                            $162,612         1           0.03        $162,612        4.500        353         648       99.2
04/08                            $320,623         2           0.07        $160,311        5.403        354         635       95.8
05/08                            $353,131         3           0.07        $117,710        6.070        355         699       82.2
06/08                          $3,662,662        18           0.78        $203,481        6.136        356         698       79.3
07/08                          $8,892,638        50           1.89        $177,853        6.192        357         690       79.9
08/08                         $22,591,782       109           4.79        $207,264        6.052        358         691       81.7
09/08                          $6,736,854        32           1.43        $210,527        6.072        359         699       80.4
12/08                            $567,847         1           0.12        $567,847        5.750        314         652       80.0
01/09                            $331,697         1           0.07        $331,697        5.750        315         674       79.6
06/09                            $271,616         1           0.06        $271,616        4.625        344         689       79.9
05/10                            $204,400         1           0.04        $204,400        5.625        355         713       70.0
06/10                          $1,007,269         3           0.21        $335,756        5.967        356         696       78.5
07/10                          $1,761,708         5           0.37        $352,342        5.934        357         728       80.7
08/10                          $2,051,532         8           0.44        $256,442        5.898        358         688       75.8
09/10                          $2,177,943         9           0.46        $241,994        5.780        359         688       80.0
04/12                             $80,068         1           0.02         $80,068        5.250        354         600       67.2
05/12                            $619,176         3           0.13        $206,392        6.020        355         566       72.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1                              $1,061,268         2           0.23        $530,634        5.373        357         671       70.0
6                             $27,746,891        78           5.89        $355,729        5.067        338         711       71.8
12                             $8,875,382        36           1.88        $246,538        4.937        352         722       83.0
24                           $357,159,973     1,635          75.81        $218,446        6.271        357         689       79.7
36                            $62,309,245       306          13.22        $203,625        5.960        353         687       80.1
60                            $12,403,703        39           2.63        $318,044        6.056        341         707       76.3
84                             $1,598,788         6           0.34        $266,465        5.830        332         620       76.2
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 11 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                 $19,234,717        42           4.08        $457,969        5.010        334         718       70.4
2.001 - 3.000                 $43,213,522       140           9.17        $308,668        5.513        344         703       77.4
3.001 - 4.000                 $26,370,173       108           5.60        $244,168        5.722        356         692       78.3
4.001 - 5.000                 $81,310,076       366          17.26        $222,159        6.528        358         680       79.1
5.001 - 6.000                $141,071,698       662          29.94        $213,099        5.857        357         692       80.0
6.001 - 7.000                $147,137,029       707          31.23        $208,115        6.448        357         689       80.3
7.001 - 8.000                 $12,579,537        76           2.67        $165,520        7.330        357         678       80.4
8.001 - 9.000                    $238,500        1            0.05        $238,500        8.240        356         678       90.0
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


                                                             Initial Cap
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                          $6,318,751         3           1.34      $2,106,250        5.383        345         741       66.0
1.000                         $23,749,462        88           5.04        $269,880        4.953        337         695       74.7
1.500                            $423,704         1           0.09        $423,704        7.490        347         484       80.0
2.000                         $17,308,358        67           3.67        $258,334        5.175        343         702       78.5
3.000                        $414,579,681     1,920          87.99        $215,927        6.240        357         689       79.8
5.000                          $7,428,046        21           1.58        $353,716        6.197        324         698       74.7
6.000                          $1,347,249        2            0.29        $673,624        5.847        347         698       73.7
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                          $6,318,751         3           1.34      $2,106,250        5.383        345         741       66.0
1.000                        $443,952,656     2,028          94.23        $218,912        6.162        356         690       79.5
1.500                            $423,704         1           0.09        $423,704        7.490        347         484       80.0
2.000                         $20,460,140        70           4.34        $292,288        5.504        335         702       77.2
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                   $1,295,037         5           0.27        $259,007        5.813        340         670       66.5
10.01 - 15.00                  $5,259,197        11           1.12        $478,109        5.741        346         742       73.4
15.01 - 20.00                  $4,294,424        18           0.91        $238,579        6.098        355         699       76.5
20.01 - 25.00                 $12,777,159        66           2.71        $193,593        5.879        355         696       78.6
25.01 - 30.00                 $22,713,871       124           4.82        $183,176        6.115        356         701       78.8
30.01 - 35.00                 $41,073,148       200           8.72        $205,366        6.173        356         692       79.7



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 12 of 13




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            $471,155,251 Group 2 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT        # OF         % OF        AVERAGE         GROSS       REMG.                  ORIG
DESCRIPTION                       BALANCE       LOANS        TOTAL        BALANCE          WAC        TERM        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 $72,585,034       347          15.41        $209,179        6.187        356         691       79.9
40.01 - 45.00                $119,968,231       513          25.46        $233,856        6.246        357         685       79.5
45.01 - 50.00                $137,107,995       624          29.10        $219,724        6.161        357         687       80.2
50.01 - 55.00                 $15,953,002        74           3.39        $215,581        5.848        357         688       81.0
> 55.00                        $8,118,543        18           1.72        $451,030        5.827        353         716       73.1
Unknown                       $30,009,611       102           6.37        $294,212        5.676        335         706       74.5
------------------------------------------------------------------------------------------------------------------------------------
                             $471,155,251     2,102         100.00        $224,146        6.124        355         691       79.2
------------------------------------------------------------------------------------------------------------------------------------


















------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 13 of 13
